(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[313,425,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB3

                                  (SURF LOGO)

                      WILSHIRE CREDIT CORPORATION SERVICER

                                U.S. BANK TRUSTEE


                               NOVEMBER [16], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                                   TERM SHEET
                                NOVEMBER 16, 2005
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB3

                           $313,425,000 (APPROXIMATE)
                               SUBJECT TO REVISION


                                                           PRINCIPAL                           EXPECTED  STATED
                                             WAL (YRS)     WINDOW                                FINAL    FINAL
             APPROX                         (CALL(4)/      (CALL(4)/       PAYMENT  INTEREST    MATURITY  MATURITY  EXPECTED RATINGS
CLASS        SIZE ($)      COUPON            MATURITY)     MATURITY)        DELAY   ACCRUAL      (4)       (5)      (MOODY'S/ S&P)
------------------------------------------------------------------------------------------------------------------------------------
                           LIBOR + [ ]
CLASS A-1A   136,357,000   (1), (2)       2.21 / 2.37    1 - 76 / 1 - 163     0    Actual/360   04/2012  09/2036       Aaa / AAA
                           LIBOR + [ ]
CLASS A-2A   77,903,000    (1), (2)       1.00 / 1.00     1 - 23 / 1 - 23     0    Actual/360   11/2007  09/2036       Aaa / AAA
                           LIBOR + [ ]
CLASS A-2B   42,003,000    (1), (2)       3.00 / 3.00    23 - 60 / 23 - 60    0    Actual/360   12/2010  09/2036       Aaa / AAA
                           LIBOR + [ ]
CLASS A-2C   20,937,000    (1), (2)       6.08 / 8.08    60 - 76 / 60 - 189   0    Actual/360   04/2012  09/2036       Aaa / AAA
                           LIBOR + [ ]
CLASS M-1    23,310,000    (1), (3)       4.42 / 4.84    39 - 76 / 39 - 135   0    Actual/360   04/2012  09/2036       NR / AA+
                           LIBOR + [ ]
CLASS M-2    3,465,000     (1), (3)       4.34 / 4.62    38 - 76 / 38 - 102   0    Actual/360   04/2012  09/2036       NR / AA
                           LIBOR + [ ]
CLASS M-3    1,575,000     (1), (3)       4.34 / 4.55    38 - 76 / 38 - 94    0    Actual/360   04/2012  09/2036       NR / AA-
                           LIBOR + [ ]
CLASS M-4    1,575,000     (1), (3)       4.34 / 4.49    38 - 76 / 38 - 89    0    Actual/360   04/2012  09/2036       NR / A+
                           LIBOR + [ ]
CLASS M-5    1,575,000     (1), (3)       4.33 / 4.41    37 - 76 / 37 - 84    0    Actual/360   04/2012  09/2036       NR / A
                           LIBOR + [ ]
CLASS M-6    1,575,000     (1), (3)       4.28 / 4.29    37 - 76 / 37 - 78    0    Actual/360   04/2012  09/2036       NR / A-
                           LIBOR + [ ]
CLASS B-1    1,575,000     (1), (3)       4.13 / 4.13    37 - 71 / 37 - 71    0    Actual/360   11/2011  09/2036       NR / BBB+
                           LIBOR + [ ]
CLASS B-2    1,575,000     (1), (3)       3.86 / 3.86    37 - 62 / 37 - 62    0    Actual/360   02/2011  09/2036       NR / BBB
           -----------
TOTAL:     313,425,000
           ===========

1)   Subject to the related Available Funds Cap and related Maximum Rate Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin on the following Distribution Date.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1and Class B-2 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

4) The Certificates will be priced at the "Pricing Speed" of 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

5)   Latest maturity date for any mortgage loan plus one year.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notic es section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


CONTACTS


MBS/ABS TRADING/SYNDICATE
Scott Soltas                 212-449-3659    scott_soltas@ml.com
Charles Sorrentino           212-449-3659    charles_sorrentino@ml.com
Colin Sheen                  212-449-3659    colin_sheen@ml.com
Charles Macintosh            212-449-3659    charles_macintosh@ml.com
Gregory Ikhilov              212-449-3659    gregory_ikhilov @ml.com
Roger Ashworth               212-449-3659    roger_ashworth @ml.com
Edgar Seah (Tokyo)           81-3-6225-7803  edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                  212-449-0752    matthew_whalen@ml.com
Paul Park                    212-449-6380    paul_park@ml.com
Tim Loughlin                 212-449-1646    timothy_loughlin@ml.com
Tom Saywell                  212-449-2122    tom_saywell@ml.com
Alan Chan                    212-449-8140    alan_chan@ml.com
Fred Hubert                  212-449-5071    fred_hubert@ml.com
Alice Chu                    212-449-1701    alice_chu@ml.com
Sonia Lee                    212-449-5067    sonia_lee@ml.com
Keith Singletary             212-449-9431    keith_singletary@ml.com
Calvin Look                  212-449-5029    calvin_look@ml.com
Yimin Ge                     212-449-9401    yimin_ge@ml.com
Hoi Yee Leung                212-449-1901    hoiyee_leung@ml.com

MOODY'S
Maggie Liu                   212-553-3712    qingyu.liu@moodys.com

STANDARD & POOR'S
Jonathan Conon               212-438-2037    Jonathan_conon@standardandpoors.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for copy. The information these Computational Materials supersedes any another set forth in previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


TITLE OF CERTIFICATES        Specialty Underwriting & Residential Finance
                             ("SURF"), Mortgage Loan Asset-Backed Certificates,
                             Series 2005-AB3, consisting of:
                             Class A-1A Certificates (the "Class A-1
                             Certificates"),
                             Class A-2A, Class A-2B and Class A-2C Certificates
                             (collectively, the "Class A-2 Certificates", and together, with the Class A-1 Certificates, the "Class A Certificates"),
                             Class M-1, Class M-2, Class M-3, Class M-4, Class
                             M-5 and Class M-6 Certificates (collectively, the
                             "Class M Certificates"),
                             Class B-1 and Class B2 Certificates (collectively, the "Class B Certificates" and together with the Class M Certificates, the "Subordinate
                             Certificates")
                             The Class A, Class M and Class B Certificates are collectively known as the "Offered Certificates".

LEAD MANAGER                 Merrill Lynch, Pierce, Fenner & Smith Incorporated

ISSUER                       Specialty Underwriting and Residential Finance
                             Trust, Series 2005-AB3

DEPOSITOR                    Merrill Lynch Mortgage Investors, Inc.

SELLER                       Merrill Lynch Mortgage Lending Inc.

SERVICER                     Wilshire Credit Corporation

TRUSTEE                      [US Bank]

CUT-OFF DATE                 December 1, 2005

PRICING DATE                 On or about November [18], 2005

CLOSING DATE                 On or about December [28], 2005

DISTRIBUTION DATES           Distribution of principal and interest on the
                             Offered Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January 2006.

ERISA                        The Offered Certificates will be ERISA eligible as
CONSIDERATIONS               of the Closing Date. However, investors should
                             consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                             Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT             The Offered Certificates will not constitute
                             "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                   For federal income tax purposes, the Trust Fund
                             will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

OPTIONAL                     The Trustee will attempt to terminate the trust
TERMINATION                  when the aggregate stated principal balance of the
                             Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                             Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and (iii) certain other amounts specified in the prospectus supplement.

MORTGAGE LOANS               The mortgage pool will consist of fixed rate and
                             adjustable rate, first lien mortgage loans
                             ("Mortgage Loans") originated under the SURF program and will be serviced by Wilshire Credit
                             Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate statistical principal balance of approximately $324,051,023, as of November 1, 2005
                             ("Statistical Calculation Date"). The Mortgage
                             Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $315,000,000.

                             The mortgage pool will be divided into two groups referred to as Group 1 and Group 2. Group 1 will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group 2 will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

TOTAL OFFERED DEAL           Approximately $313,425,000
SIZE

ADMINISTRATIVE FEES          The Servicer, Mortgage Insurer and the Trustee will
                             be paid fees aggregating approximately 80.00 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS          1. Mortgage Insurance
                             2. Excess Interest
                             3. Over-Collateralization
                             4. Subordination

MORTGAGE INSURANCE           As of the cut-of date, approximately 36% of the
                             mortgage loans will be covered by a mortgage insurance policy issued by PMI Mortgage Insurance
                             Corporation. Each Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST              Excess interest cashflow will be available as
                             credit enhancement.

OVER-                        The over-collateralization ("O/C") amount is equal
COLLATERALIZATION            to the excess of the aggregate principal balance of
                             the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing
                             Date, the O/C amount will equal approximately 0.50% of the aggregate principal balance of the Mortgage
                             Loans as of the Cut-off Date. To the extent the over-collateralization amount is reduced below the over- collateralization target amount (i.e., 1.15% of the aggregate principal balance of the Mortgage
                             Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

     Initial:   0.50% of aggregate principal balance as of the Cut-off Date
     Target: 1.15% of aggregate principal balance as of the Cut-off Date before stepdown, 2.30% of current balance after stepdown
     Floor:     0.50% of aggregate principal balance as of the Cut-off Date


SUBORDINATION:             CLASSES             RATING (M/S)         SUBORDINATION (1)
(1)includes target OC      Class A             Aaa/AAA              12.65%
                           Class M-1           NR/AA+               5.25%
                           Class M-2           NR/AA                4.15%
                           Class M-3           NR/AA-               3.65%
                           Class M-4           NR/A+                3.15%
                           Class M-5           NR/A                 2.65%
                           Class M-6           NR/A-                2.15%
                           Class B-1           NR/BBB+              1.65%
                           Class B-2           NR/BBB               1.15%


CLASS SIZES:               CLASSES             RATING (M/S)         CLASS SIZES
                           Class A             Aaa/AAA              88.00%
                           Class M-1           NR/AA+               7.40%
                           Class M-2           NR/AA                1.10%
                           Class M-3           NR/AA-               0.50%
                           Class M-4           NR/A+                0.50%
                           Class M-5           NR/A                 0.50%
                           Class M-6           NR/A-                0.50%
                           Class B-1           NR/BBB+              0.50%
                           Class B-2           NR/BBB               0.50%

INTEREST ACCRUAL             For the Offered Certificates, interest will
                             initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP               If the optional termination of the Offered
                             Certificates does not occur on the first distribution date on which it can occur, (i) the margins on each class of the Class A Certificates will increase to 2x their respective margins, and
                             (ii) the margins on each class of the Subordinate
                             Certificates will increase to 1.5x their respective margins, in each case on the following Distribution
                             Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


AVAILABLE FUNDS              Class A-1 Certificates: The per annum rate equal to
CAPS                         (A) 12 times the quotient of (x) the total
                             scheduled interest based on the Group 1 Net
                             Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                             Class A-2 Certificates: The per annum rate equal to
                             (A) 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                             Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                             "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACT                 The Certificates will each have the benefit of one
                             of the three cap contracts as specified below:

                                                                                 BEGINNING              1ML STRIKE,
                             CLASS                       NUMBER OF MONTHS     DISTRIBUTION DATE        UPPER COLLAR
                             -----                       ----------------     -----------------        ------------
                             Class A-1 Certificates            76               January 2006                9.740%
                             Class A-2 Certificates            76               January 2006                9.740%
                             Subordinate Certificates          76               January 2006                9.290%

                             Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE                 The pass-through rates of each of the Offered
CAPS                         Certificates will also be subject to a related
                             "Maximum Rate Cap", which will be calculated in the same manner as the Available Funds Cap, but based on the net maximum lifetime mortgage rates for the adjustable rate Mortgage loans and the net mortgage rates for the fixed rate Mortgage Loans rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL                    If on any Distribution Date the pass-through rate
REIMBURSEMENT                is limited by the related Available Funds Cap, the
                             amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (i) the related
                             Maximum Rate Cap and (ii) the lesser of (A) One
                             Month LIBOR and (B) the applicable rate for the related class or classes of certificates shown under the heading "1ML Strike, Upper Collar", under the heading, "Cap Contracts" shown above), and the aggregate of such shortfalls from previous
                             Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section.
                             No such Carryover will be paid once the certificate principal balance has been reduced to zero.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

CASHFLOW PRIORITY            1. Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>         2. Administrative Fees, as applicable.

                             3. Available interest funds, as follows: monthly
                                interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, and then to the Class B-2 Certificates.

                             4. Available principal funds, as follows: monthly
                                principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                             5. Excess interest in the order as described under
                                "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.

                             6. Excess interest to pay subordinate principal
                                shortfalls.

                             7. Excess interest to pay Carryover resulting from
                                imposition of the related Available Funds Cap.

                             8. Any remaining amount will be paid in accordance
                                with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                             Payments received on the related Cap Contract will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contract over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                        COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

      1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates. Amounts allocated to the Class A-2A, Class A-2B and Class A-2C Certificates shall be distributed sequentially, with all amounts paid to the Class A-2A Certificates until its Certificate principal balance has been reduced to zero, then to the Class A-2B Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2C Certificates until its Certificate principal balance has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and Class C Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

      "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.


After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class remains outstanding) as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates.


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates and ninth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

CLASS A                                                                   25.30%
CLASS M-1                                                                 10.50%
CLASS M-2                                                                  8.30%
CLASS M-3                                                                  7.30%
CLASS M-4                                                                  6.30%
CLASS M-5                                                                  5.30%
CLASS M-6                                                                  4.30%
CLASS B-1                                                                  3.30%
CLASS B-2                                                                  2.30%


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:
i)   The Distribution Date is on or after the January 2009 Distribution Date;
     and
ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and
iii) A Step Down Loss Trigger Event does not exist.

SUBORDINATE                  The first Distribution Date on which the Senior
CLASS                        Enhancement Percentage (i.e., the sum of the
PRINCIPAL                    outstanding principal balance of the subordinate
DISTRIBUTION                 Certificates and the O/C amount divided by the
DATE                         aggregate stated principal balance of the Mortgage
                             Loans) is greater than or equal to the Senior
                             Specified Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination percentage.

                             SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                             25.30%  or
                             (11.50%+1.15%)*2


STEP DOWN LOSS               The situation that exists with respect to any
TRIGGER EVENT                Distribution Date after the Stepdown Date, if (a)
<Preliminary and             the quotient of (1) the aggregate Stated Principal
Subject to Revision>         Balance of all Mortgage Loans 60 or more days
                             delinquent, measured on a rolling three month basis
                             (including Mortgage Loans in foreclosure and REO
                             Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                             Remittance Date, equals or exceeds the product of
                             (i) [41]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off
                             Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                             Percentage.

                             DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
                             ---------------------------          ------------------------
                             January 2009 - December 2009         [1.05]% with respect to January 2009, plus
                                                                  an additional 1/12th of [0.35]% for each month thereafter
                             January 2010 - December 2010         [1.40]% with respect to January 2010, plus an
                                                                  additional 1/12th of [0.25]% for each month thereafter
                             January 2011 - December 2011         [1.65]% with respect to January 2011, plus an
                                                                  additional 1/12th of [0.10]% for each month thereafter
                             January 2012 and thereafter          [1.75]%


                                   (PRELIMINARY AND SUBJECT TO REVISION)


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


PROSPECTUS                   The Offered Certificates will be offered pursuant
                             to a Prospectus which includes a Prospectus
                             Supplement (together, the "Prospectus"). Complete information with respect to the Offered
                             Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES         The following tables describe the Mortgage Loans
                             and the related mortgaged properties as of the Statistical Calculation Date, except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                   $324,051,023
Aggregate Original Principal Balance                                      $324,607,065
Number of Mortgage Loans                                                      1,609
                                              MINIMUM                        MAXIMUM                        AVERAGE (1)
                                              -------                        -------                        -----------
Original Principal Balance                    $41,600                       $862,000                         $201,745
Outstanding Principal Balance                 $41,600                       $859,652                         $201,399
                                              MINIMUM                        MAXIMUM                   WEIGHTED AVERAGE (2)
                                              -------                        -------                   --------------------
Original Term (mos)                             180                            360                              357
Stated remaining Term (mos)(4)                  172                            357                              352
Loan Age (mos)(4)                                3                             10                                5
Current Interest Rate                          3.900%                        9.650%                           6.730%
Initial Interest Rate Cap (3)                  1.000%                        5.000%                           3.072%
Periodic Rate Cap (3)                          1.000%                        2.000%                           1.033%
Gross Margin (3)                               2.140%                        9.070%                           5.451%
Maximum Mortgage Rate (3)                     10.750%                        16.650%                          13.071%
Minimum Mortgage Rate (3)                      2.250%                        9.650%                           6.347%
Months to Roll (3) (4)                           1                             56                               24
Original Loan-to-Value                         15.35%                        100.00%                          81.80%
Credit Score                                    620                            816                              690
                                              EARLIEST                       LATEST
                                              --------                       ------
Maturity Date                                04/27/2020                    09/01/2035

                                             PERCENT OF                                                     PERCENT OF
LIEN POSITION                              MORTGAGE POOL               YEAR OF ORIGINATION                 MORTGAGE POOL
                                           -------------                                                   -------------
1st Lien                                      100.00%                         2005                            100.00%

                                                                          LOAN PURPOSE
OCCUPANCY                                                                   Purchase                          51.03%
Primary                                        86.85%                 Refinance - Rate/Term                    5.24%
Second Home                                    2.83%                   Refinance - Cashout                    43.73%
Investment                                     10.32%
                                                                          PROPERTY TYPE
LOAN TYPE                                                                 Single Family                       68.82%
Fixed Rate                                     21.14%               Planned Unit Development                  15.18%
ARM                                            78.86%                  Two- to Four-Family                    10.94%
                                                                           Condominium                         4.78%
AMORTIZATION TYPE                                                           Townhouse                          0.18%
Fully Amortizing                               60.86%                       Rowhouse                           0.09%
Interest-Only                                  37.48%                 Manufactured Housing                     0.02%
Balloon                                        1.66%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  As of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS


MORTGAGE RATES

                         NUMBER    AGGREGATE                            WEIGHTED    AVERAGE       WEIGHTED
                          OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                        MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE       ORIGINAL       FULL       PERCENT
RANGE OF MORTGAGE RATES  LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV           DOC          IO
-----------------------------------------------------------------------------------------------------------------------------------
5.500% or less              46    $14,312,251       4.42%      5.312%     721        $311,136      72.74%        74.88%      40.94%
5.501% to 6.000%           228     57,136,413      17.63       5.857      699         250,598      76.52         51.94       38.51
6.001% to 6.500%           296     69,598,365      21.48       6.307      688         235,130      81.40         36.42       42.20
6.501% to 7.000%           433     86,689,258      26.75       6.810      684         200,206      82.41         24.73       37.56
7.001% to 7.500%           262     45,642,305      14.08       7.268      686         174,207      83.81         18.03       39.94
7.501% to 8.000%           198     30,525,101       9.42       7.767      686         154,167      86.04         17.77       30.09
8.001% to 8.500%            84     11,463,911       3.54       8.254      688         136,475      89.41         21.47       22.53
8.501% to 9.000%            44      6,280,908       1.94       8.778      697         142,748      92.96         28.20       16.22
9.001% to 9.500%            14      1,909,110       0.59       9.237      702         136,365      93.62          7.51       33.71
9.501% to 10.000%            4        493,402       0.15       9.607      694         123,350      89.85         15.26        0.00
                         -----   ------------     ------       -----      ---        --------      -----         -----       -----
TOTAL:                   1,609   $324,051,023     100.00%      6.730%     690        $201,399      81.80%        32.49%      37.48%
                         =====   ============     ======       =====      ===        ========      =====         =====       =====


As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.900% per annum to 9.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.730% per annum.





REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                         NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                  OF        PRINCIPAL   PERCENT OF     WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     PERCENT
REMAINING MONTHS        MORTGAGE     BALANCE     MORTGAGE       AVERAGE   CREDIT       BALANCE      ORIGINAL      FULL     PERCENT
TO STATED MATURITY       LOANS     OUTSTANDING    POOL         COUPON     SCORE      OUTSTANDING      LTV         DOC         IO
----------------------------------------------------------------------------------------------------------------------------------
169 to 180                 23       $3,312,153     1.02%        6.632%     696        $144,007        73.69%    28.78%      0.00%
229 to 240                  8        1,888,473     0.58         6.081      731         236,059        79.92     51.46       0.00
349 to 360              1,578      318,850,397    98.40         6.735      689         202,060        81.89     32.42      38.09
                        -----     ------------   ------         -----      ---        --------        -----     -----      -----
TOTAL:                  1,609     $324,051,023   100.00%        6.730%     690        $201,399        81.80%    32.49%     37.48%
                        =====     ============   ======         =====      ===        ========        =====     =====      =====

As of Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER      AGGREGATE                           WEIGHTED  AVERAGE       WEIGHTED
                              OF         PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE  PRINCIPAL      AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT   BALANCE       ORIGINAL     FULL     PERCENT
LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING     POOL       COUPON      SCORE  OUTSTANDING      LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                10          $477,235     0.15%      8.149%       692      $47,723      81.51%      50.07%      0.00%
$50,001 to $100,000           294        22,948,087     7.08       7.366        688       78,055      82.90       42.58      10.84
$100,001 to $150,000          402        50,067,874    15.45       6.968        687      124,547      81.75       35.38      22.29
$150,001 to $200,000          260        45,003,175    13.89       6.826        687      173,089      82.32       39.49      37.12
$200,001 to $250,000          209        46,518,425    14.36       6.746        686      222,576      81.72       35.39      31.66
$250,001 to $300,000          155        42,265,555    13.04       6.687        693      272,681      82.97       24.91      38.61
$300,001 to $350,000           86        27,951,725     8.63       6.574        688      325,020      81.47       19.69      34.08
$350,001 to $400,000           67        25,182,954     7.77       6.483        692      375,865      82.30       28.27      52.35
$400,001 to $450,000           49        20,759,396     6.41       6.426        686      423,661      80.97       30.20      48.85
$450,001 to $500,000           28        13,421,476     4.14       6.368        699      479,338      79.62       32.24      64.25
$500,001 to $550,000           20        10,617,840     3.28       6.618        701      530,892      82.45       34.75      65.08
$550,001 to $600,000           11         6,497,271     2.01       6.358        693      590,661      76.75       27.29      54.18
$600,001 to $650,000            9         5,734,360     1.77       6.714        680      637,151      78.70       22.27      78.48
$650,001 to $700,000            2         1,382,710     0.43       5.603        787      691,355      71.74       49.53       0.00
$700,001 to $750,000            5         3,609,537     1.11       5.885        712      721,907      84.02       59.58      79.96
$750,001 to $800,000            1           753,750     0.23       6.250        697      753,750      90.00        0.00     100.00
$850,001 to $900,000            1           859,652     0.27       6.800        645      859,652      74.96        0.00       0.00
                            -----      ------------   ------       -----        ---     --------      -----       -----      -----
TOTAL:                      1,609      $324,051,023   100.00%      6.730%       690     $201,399      81.80%      32.49%     37.48%
                            =====      ============   ======       =====        ===     ========      =====       =====      =====


As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $41,600 to approximately $859,652 and the average outstanding principal balance of the Mortgage Loans was approximately $201,399.

PRODUCT TYPES

                               NUMBER     AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                               MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL    PERCENT
PRODUCT TYPES                   LOANS     OUTSTANDING    POOL       COUPON     SCORE    OUTSTANDING    LTV         DOC      IO
----------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                     7        $1,559,436      0.48%      6.227%    701      $222,777      71.77%      59.85%   0.00%
15 Year Fixed Loans              20         2,934,907      0.91       6.551     697       146,745      72.40       24.45    0.00
20 Year Fixed Loans               8         1,888,473      0.58       6.081     731       236,059      79.92       51.46    0.00
30 Year Fixed Loans             334        62,121,341     19.17       6.567     698       185,992      78.84       49.71    5.95
Six-Month LIBOR                  14         2,989,462      0.92       6.091     673       213,533      81.66       33.79    0.00
2/28 LIBOR Loans
  (Six-Month LIBOR Index)       881       181,158,710     55.90       6.856     685       205,629      83.22       27.04   44.31
2/28 LIBOR Balloon Loans
  (Six-Month LIBOR Index)        10         2,878,669      0.89       6.374     669       287,867      82.84       11.24    0.00
2/1 LIBOR Loans
  (One-Year LIBOR Index)         27         3,865,983      1.19       6.896     692       143,185      83.29       13.04    0.00
3/27 LIBOR Loans
  (Six-Month LIBOR Index)       188        39,379,101     12.15       6.558     690       209,463      81.74       36.69   49.16
3/27 LIBOR Balloon Loans
  (Six-Month LIBOR Index)         1           179,726      0.06       5.990     628       179,726      72.00        0.00    0.00
3/1 LIBOR Loans
  (One-Year LIBOR Index)         11         1,648,026      0.51       6.644     710       149,821      85.75       45.23   25.30
5/25 LIBOR Loans
  (Six-Month LIBOR Index)       102        22,069,207      6.81       6.734     702       216,365      80.26       22.63   77.46
5/25 LIBOR Balloon Loans
  (Six-Month LIBOR Index)         3           769,082      0.24       5.913     703       256,361      70.03       22.08    0.00
5/1 LIBOR Loans
  (One-Year LIBOR Index)          3           608,900      0.19       6.313     704       202,967      89.40      100.00  100.00
                              -----      ------------    ------      -----      ---      --------      -----       -----   -----
TOTAL:                        1,609      $324,051,023    100.00%     6.730%     690      $201,399      81.80%      32.49%  37.48%
                              =====      ============    ======      =====      ===      ========      =====       =====   =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH)                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS



AMORTIZATION TYPE

                         NUMBER      AGGREGATE                              WEIGHTED    AVERAGE       WEIGHTED
                           OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE    BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL      PERCENT
AMORTIZATION TYPE         LOANS     OUTSTANDING      POOL         COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing          1,113     $197,216,730     60.86%        6.803%     690       $177,194       81.88%     32.24%      0.00%
Balloon                      21        5,386,913      1.66         6.253      682        256,520       77.44      26.49       0.00
24 Month Interest-Only      140       29,408,282      9.08         6.832      694        210,059       83.09      20.00     100.00
36 Month Interest-Only       26        5,708,523      1.76         6.534      694        219,559       86.67      63.54     100.00
60 Month Interest-Only      235       71,702,649     22.13         6.490      685        305,118       81.48      39.23     100.00
120 Month Interest-Only      74       14,627,926      4.51         6.972      706        197,675       79.44      18.02     100.00
                          -----     ------------    ------         -----      ---       --------       -----      -----      -----
TOTAL:                    1,609     $324,051,023    100.00%        6.730%     690       $201,399       81.80%     32.49%     37.48%
                          =====     ============    ======         =====      ===       ========       =====      =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy.The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                                       TOTAL MORTGAGE LOANS

State Distributions of Mortgaged Properties

                    NUMBER       AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                      OF         PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                   MORTGAGE       BALANCE      MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL       PERCENT
STATE               LOANS       OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING       LTV         DOC          IO
-----               -----       -----------       ----       ------       -----     -----------       ---         ---          --
Alabama                15        $1,893,442       0.58%       6.732%        697       $126,229        85.43%      72.78%      32.10%
Arizona                55        10,453,417       3.23        6.831         680        190,062        85.40       39.12       48.29
Arkansas                6         1,283,536       0.40        6.672         690        213,923        78.65       13.99       42.30
California            251        81,973,657      25.30        6.446         683        326,588        78.65       33.00       55.95
Colorado               32         6,500,355       2.01        6.806         701        203,136        80.52       33.14       50.74
Connecticut            30         6,180,927       1.91        6.578         694        206,031        81.62       19.96        9.25
Delaware                1           324,000       0.10        7.500         713        324,000        79.97        0.00      100.00
Florida               105        18,803,633       5.80        6.820         684        179,082        80.28       29.12       38.07
Georgia                41         5,907,460       1.82        6.822         691        144,084        82.69       46.60       45.64
Idaho                   6           574,458       0.18        6.977         693         95,743        79.86       27.91       44.42
Illinois              134        30,014,706       9.26        6.758         703        223,990        87.14       31.30       29.22
Indiana                23         2,563,874       0.79        6.813         682        111,473        84.45       45.87       11.21
Iowa                    8           690,667       0.21        7.186         674         86,333        78.86       44.80        0.00
Kansas                 12         1,532,189       0.47        6.973         685        127,682        81.81       29.93       32.24
Kentucky               19         1,831,537       0.57        7.005         691         96,397        83.63       39.29       16.57
Louisiana               7           585,269       0.18        7.317         687         83,610        84.75       55.99        0.00
Maine                   5           666,159       0.21        6.782         675        133,232        73.74       40.02        0.00
Maryland               32         8,655,654       2.67        6.782         701        270,489        86.45       29.47       42.95
Massachusetts          15         4,442,601       1.37        6.726         691        296,173        77.94       29.99       18.35
Michigan               71         9,048,890       2.79        7.322         688        127,449        84.86       30.30       39.98
Minnesota              51         8,132,490       2.51        6.984         689        159,461        80.55       22.14       42.92
Mississippi             3           308,181       0.10        6.817         705        102,727        89.91       66.12       33.88
Missouri               36         4,575,637       1.41        7.169         693        127,101        84.34       28.94        6.29
Nebraska                6         1,115,381       0.34        7.445         709        185,897        88.16       62.31       15.77
Nevada                 53        13,369,672       4.13        6.602         702        252,258        82.26       35.23       34.09
New Hampshire          10         2,486,141       0.77        6.504         673        248,614        80.02       19.17       45.13
New Jersey             30         6,919,330       2.14        7.058         690        230,644        83.66       25.70       13.26
New Mexico              2           267,685       0.08        7.097         663        133,843        88.56       46.94        0.00
New York               61        19,166,064       5.91        6.270         699        314,198        76.32       28.49       20.95
North Carolina         17         2,041,141       0.63        6.936         693        120,067        81.59       43.98       31.22
North Dakota            1            95,000       0.03        6.650         676         95,000        84.07      100.00      100.00
Ohio                   85        10,860,620       3.35        6.937         676        127,772        82.73       25.52       23.82
Oklahoma               15         1,714,928       0.53        7.470         691        114,329        87.23        8.77       12.08
Oregon                 16         2,603,402       0.80        6.594         671        162,713        81.46       39.17       32.60
Pennsylvania           44         7,775,668       2.40        6.687         694        176,720        85.68       48.33       24.13
Rhode Island           18         3,684,804       1.14        6.381         676        204,711        73.99       45.07       12.46
South Carolina         15         2,058,593       0.64        6.852         687        137,240        81.24       39.72       47.08
South Dakota            2           199,119       0.06        6.850         688         99,559        80.00        0.00       51.63
Tennessee              35         4,319,682       1.33        7.129         684        123,419        85.94       33.31       26.19
Texas                 139        18,106,125       5.59        7.459         696        130,260        85.35       24.00       21.05
Utah                    8         1,752,215       0.54        6.716         685        219,027        86.10       42.68       62.32
Virginia               32         7,100,389       2.19        6.704         684        221,887        77.72       35.05       66.01
Washington             36         7,703,273       2.38        6.447         697        213,980        85.17       45.84       49.10
West Virginia           4           407,464       0.13        6.477         667        101,866        78.32       69.65        0.00
Wisconsin              21         3,235,988       1.00        6.978         708        154,095        84.90       29.46        3.56
Wyoming                 1           125,600       0.04        8.050         623        125,600        80.00        0.00        0.00
                    -----      ------------    ------         -----         ---       --------        -----       -----       -----
Total:              1,609      $324,051,023    100.00%        6.730%        690       $201,399        81.80%      32.49%      37.48%
                    =====      ============    ======         =====         ===       ========        =====       =====       =====

No more than approximately 0.64% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
(MERRILL LYNCH LOGO)                   TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Loan-to-Value Ratios

                          Number    Aggregate                               Weighted      Average      Weighted
                             of     Principal      Percent of   Weighted     Average     Principal      Average   Percent
Range of Original        Mortgage    Balance        Mortgage    Average       Credit      Balance      Original    Full    Percent
Loan-to-Value Ratios       Loans   Outstanding        Pool       Coupon       Score     Outstanding       LTV       Doc        IO
--------------------       -----   -----------        ----       ------       -----     -----------       ---       ---        --
50.00% or less                28   $  5,227,932         1.61%     5.923         696       $186,712        37.88%    48.96%    9.37%
50.01% to 55.00%              11      2,663,493         0.82      5.544         687        242,136        52.12     49.50     0.00
55.01% to 60.00%              19      4,251,739         1.31      6.394         682        223,776        57.85     44.33    21.64
60.01% to 65.00%              27      6,056,186         1.87      6.011         683        224,303        62.99     41.98    15.68
65.01% to 70.00%              62     12,949,079         4.00      6.421         680        208,856        68.39     32.03    30.08
70.01% to 75.00%              87     21,063,277         6.50      6.434         668        242,107        73.68     28.53    35.30
75.01% to 80.00%             801    153,651,276        47.42      6.693         683        191,824        79.77     28.87    47.38
80.01% to 85.00%              70     17,067,436         5.27      6.443         693        243,821        84.31     30.11    41.23
85.01% to 90.00%             242     54,711,452        16.88      6.889         708        226,080        89.77     28.76    28.94
90.01% to 95.00%             130     25,736,310         7.94      7.101         702        197,972        94.66     41.89    27.30
95.01% to 100.00%            132     20,672,843         6.38      7.498         706        156,612        99.75     52.25    24.51
                           -----   ------------       ------      -----         ---       --------        -----     -----    -----
Total:                     1,609   $324,051,023       100.00%     6.730%        690       $201,399        81.80%    32.49%   37.48%
                           =====   ============       ======      =====         ===       ========        =====     =====    =====

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.35% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.80%.

Mortgage Insurance

                         Number      Aggregate                              Weighted     Average      Weighted
                           of        Principal     Percent of    Weighted   Average     Principal      Average   Percent
                        Mortgage      Balance       Mortgage      Average    Credit       Balance     Original    Full     Percent
Mortgage Insurance       Loans      Outstanding       Pool        Coupon      Score    Outstanding       LTV       Doc        IO
------------------       -----      -----------       ----        ------      -----    -----------       ---       ---        --
No Mortgage Insurance     1,039     $206,319,893       63.67%      6.592       682       $198,575        76.11%    30.52%    42.02%
PMI-Lender Paid             569      117,539,980       36.27       6.972       704        206,573        91.77     36.00     29.41
MGIC-Borrower Paid            1          191,150        0.06       7.125       663        191,150        84.99      0.00    100.00
                          -----     ------------      ------       -----       ---       --------        -----     -----     -----
Total:                    1,609     $324,051,023      100.00%      6.730%      690       $201,399        81.80%    32.49%    37.48%
                          =====     ============      ======       =====       ===       ========        =====     =====     =====


Loan Purpose

                          Number       Aggregate                             Weighted     Average     Weighted
                            of         Principal    Percent of    Weighted    Average    Principal     Average    Percent
                         Mortgage       Balance      Mortgage      Average    Credit      Balance     Original      Full    Percent
Loan Purpose              Loans       Outstanding      Pool         Coupon     Score    Outstanding      LTV         Doc       IO
------------              -----       -----------      ----         ------     -----    -----------      ---         ---       --
Purchase                     878      $165,375,842       51.03%      6.955%     698       $188,355       84.31%      25.56%   39.63%
Refinance - Cashout          647       141,698,079       43.73       6.509      680        219,008       79.20       39.37    36.25
Refinance - Rate/Term         84        16,977,102        5.24       6.392      694        202,108       78.95       42.61    26.77
                           -----      ------------      ------       -----      ---       --------       -----       -----    -----
Total:                     1,609      $324,051,023      100.00%      6.730%     690       $201,399       81.80%      32.49%   37.48%
                           =====      ============      ======       =====      ===       ========       =====       =====    =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
(MERRILL LYNCH LOGO)                   TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type

                            Number     Aggregate                            Weighted    Average      Weighted
                              of       Principal   Percent of   Weighted    Average    Principal     Average   Percent
                           Mortgage     Balance     Mortgage     Average     Credit     Balance      Original   Full      Percent
Property Type                Loans    Outstanding      Pool      Coupon      Score    Outstanding      LTV       Doc         IO
-------------                -----    -----------      ----      ------      -----    -----------      ---       ---         --
Single Family                1,143    $223,012,834    68.82%    6.721%         687      $195,112      81.62%    32.57%     37.16%
Planned Unit Development       230      49,194,382     15.18     6.691         694       213,889       82.95     33.94      46.31
Two- to Four-Family            141      35,436,594     10.94     6.763         696       251,323       81.48     31.47      26.25
Condominium                     88      15,488,031      4.78     6.889         698       176,000       81.27     28.56      41.90
Townhouse                        4         567,981      0.18     7.194         693       141,995       89.36     65.32       0.00
Rowhouse                         2         281,295      0.09     6.456         640       140,647       78.10      0.00       0.00
Manufactured Housing             1          69,906      0.02     7.990         669        69,906       60.87      0.00       0.00
                             -----    ------------    ------     -----         ---      --------       -----     -----      -----
Total:                       1,609    $324,051,023    100.00%    6.730%        690      $201,399       81.80%    32.49%     37.48%
                             =====    ============    ======     =====         ===      ========       =====     =====      =====

Documentation

                             Number     Aggregate                              Weighted     Average    Weighted
                                of       Principal    Percent of    Weighted   Average     Principal   Average     Percent
                            Mortgage     Balance       Mortgage     Average     Credit      Balance    Original     Full    Percent
Documentation                Loans     Outstanding        Pool       Coupon     Score     Outstanding    LTV         Doc        IO
-------------                -----     -----------        ----       ------     -----     -----------    ---         ---        --
Stated Documentation            949    $199,513,693      61.57%      6.875%      686        $210,236    81.78%      0.00%    36.11%
Full Documentation              571     105,283,709       32.49       6.411      694         184,385     82.01     100.00     38.26
No Documentation                 48       9,183,335        2.83       7.311      702         191,319     80.92       0.00     47.07
Stated Income/Stated Asset       20       5,969,988        1.84       6.809      704         298,499     79.09       0.00     60.62
No Ratio                         20       4,010,297        1.24       6.452      707         200,515     83.54       0.00     27.31
No Income/No Asset                1          90,000        0.03       6.875      751          90,000     66.18       0.00    100.00
                              -----    ------------      ------       -----      ---        --------     -----      -----     -----
Total:                        1,609    $324,051,023      100.00%      6.730%     690        $201,399     81.80%     32.49%    37.48%
                              =====    ============      ======       =====      ===        ========     =====      =====     =====

Occupancy

               Number       Aggregate                           Weighted     Average     Weighted
                  of        Principal   Percent of   Weighted   Average     Principal    Average    Percent
               Mortgage      Balance     Mortgage    Average     Credit      Balance     Original    Full      Percent
Occupancy       Loans      Outstanding      Pool     Coupon      Score     Outstanding     LTV        Doc        IO
---------       -----      -----------      ----     ------      -----     -----------     ---        ---        --
Primary         1,365     $281,430,053    86.85%      6.636%      688        $206,176      81.50%    31.83%     40.40%
Investment        198       33,439,828     10.32       7.453      698         168,888       83.74     34.48      13.14
Second Home        46        9,181,142      2.83       6.979      705         199,590       83.94     45.45      36.57
                -----     ------------    ------       -----      ---        --------       -----     -----      -----
Total:          1,609     $324,051,023    100.00%      6.730%     690        $201,399       81.80%    32.49%     37.48%
                =====     ============    ======       =====      ===        ========       =====     =====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
(MERRILL LYNCH LOGO)                   TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Mortgage Loans Age Summary as of Cut-off Date

                       Number       Aggregate                              Weighted     Average     Weighted
                          of        Principal     Percent of   Weighted    Average     Principal    Average     Percent
Mortgage Loans Age     Mortgage      Balance       Mortgage     Average      Credit     Balance     Original     Full      Percent
(months)                Loans      Outstanding        Pool      Coupon       Score    Outstanding      LTV        Doc         IO
--------                -----      -----------        ----      ------       -----    -----------      ---        ---         --
3                         24         $5,171,664       1.60%      7.271%        691      $215,486      84.22%      3.94%     68.31%
4                        250         53,180,927       16.41       6.835        693       212,724       82.81      27.34      41.12
5                        541        106,298,726       32.80       6.760        690       196,486       82.76      33.57      39.98
6                        623        124,486,497       38.42       6.660        688       199,818       80.64      34.51      36.37
7                        149         31,366,269        9.68       6.626        693       210,512       81.06      36.76      23.78
8                         17          2,748,603        0.85       6.873        688       161,683       82.14      13.24      29.67
9                          4            706,972        0.22       6.747        688       176,743       80.00       0.00       0.00
10                         1             91,364        0.03       6.850        725        91,364       80.00       0.00       0.00
                       -----       ------------      ------       -----        ---      --------       -----      -----      -----
Total:                 1,609       $324,051,023      100.00%      6.730%       690      $201,399       81.80%     32.49%     37.48%
                       =====       ============      ======       =====        ===      ========       =====      =====      =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

Original Prepayment Penalty Term

                       Number       Aggregate                              Weighted    Average      Weighted
                           of        Principal     Percent of  Weighted    Average     Principal     Average    Percent
Original Prepayment    Mortgage      Balance       Mortgage     Average      Credit     Balance     Original      Full     Percent
Penalty Term            Loans      Outstanding        Pool      Coupon       Score    Outstanding      LTV         Doc        IO
------------            -----      -----------        ----      ------       -----    -----------      ---         ---        --
None                      329       $69,815,226      21.54%      7.062%       697       $212,204      84.96%     24.68%     36.53%
6 Months                    1           107,683        0.03       6.125       669        107,683       80.00       0.00       0.00
12 Months                  65        15,276,841        4.71       6.837       680        235,028       81.08      28.01      51.78
24 Months                 615       125,575,556       38.75       6.705       683        204,188       82.42      29.17      45.84
36 Months                 438        79,648,330       24.58       6.652       691        181,846       80.26      40.23      36.50
48 Months                   5           781,761        0.24       6.360       705        156,352       81.86      26.60       0.00
60 Months                 156        32,845,626       10.14       6.271       700        210,549       76.78      45.35       4.25
                        -----      ------------     -------      ------       ---       --------      ------     ------     ------
Total:                  1,609      $324,051,023     100.00%      6.730%       690       $201,399      81.80%     32.49%     37.48%
                        =====      ============     =======      ======       ===       ========      ======     ======     ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 32 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
(MERRILL LYNCH LOGO)                   TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Scores

                          Number       Aggregate                             Weighted     Average     Weighted
                             of        Principal     Percent of   Weighted    Average    Principal     Average    Percent
                          Mortgage      Balance       Mortgage    Average     Credit      Balance     Original     Full     Percent
Range of Credit Scores     Loans     Outstanding        Pool       Coupon      Score    Outstanding      LTV        Doc        IO
----------------------     -----     -----------        ----       ------      -----    -----------      ---        ---        --
620 to 625                    59      $12,455,180       3.84%      6.514%       622       $211,105      73.69%     42.38%    41.67%
626 to 650                   236       46,776,869       14.44       6.711       638        198,207       76.26      27.82     34.61
651 to 675                   391       74,228,659       22.91       6.892       664        189,843       82.20      32.23     32.06
676 to 700                   377       77,218,901       23.83       6.785       687        204,825       83.79      30.47     44.08
701 to 725                   236       47,228,887       14.57       6.787       713        200,122       83.46      28.45     38.44
726 to 750                   163       34,041,860       10.51       6.536       737        208,846       84.80      30.86     37.60
751 to 775                    94       20,373,650        6.29       6.468       762        216,741       82.64      42.80     38.31
776 to 800                    42        8,910,783        2.75       6.500       788        212,161       82.80      65.57     27.45
801 to 816                    11        2,816,234        0.87       6.270       805        256,021       71.03      36.84     36.64
                           -----     ------------      ------       -----       ---       --------       -----      -----     -----
Total:                     1,609     $324,051,023      100.00%      6.730%      690       $201,399       81.80%     32.49%    37.48%
                           =====     ============      ======       =====       ===       ========       =====      =====     =====

The Credit Scores of the Mortgage Loans that as of the Statistical Calculation Date ranged from 620 to 816 and the weighted average Credit Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 690.

Credit Grade

                  Number      Aggregate                             Weighted      Average      Weighted
                    of        Principal    Percent of   Weighted     Average     Principal      Average     Percent
                 Mortgage      Balance      Mortgage     Average      Credit      Balance      Original       Full     Percent
Credit Grade       Loans     Outstanding       Pool       Coupon      Score     Outstanding       LTV          Doc         IO
------------       -----     -----------       ----       ------      -----     -----------       ---          ---         --
PA1                 191      $41,256,182      12.73%      6.304%        751       $216,001       75.17%      38.63%     45.18%
PA2                 256       50,022,045       15.44       6.648        696        195,399        76.73       21.64      47.77
PA3                 542      105,138,797       32.45       6.689        647        193,983        76.16       31.29      38.57
SA1                 414       85,583,635       26.41        6.86        718        206,724        91.48       35.64      33.17
SA2                 206       42,050,365       12.98       7.086        669        204,128        88.73       35.95      23.73
                  -----     ------------      ------       -----        ---       --------        -----       -----      -----
Total:            1,609     $324,051,023      100.00%      6.730%       690       $201,399        81.80%      32.49%     37.48%
                  =====     ============      ======       =====        ===       ========        =====       =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notic es section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
(MERRILL LYNCH LOGO)                   TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Gross Margins

                          Number      Aggregate                               Weighted     Average     Weighted
                            of        Principal    Percent of    Weighted    Average     Principal    Average     Percent
                         Mortgage      Balance       Mortgage     Average     Credit       Balance     Original     Full    Percent
Range of Gross Margins    Loans     Outstanding       Pool        Coupon      Score     Outstanding      LTV        Doc        IO
----------------------    -----     -----------       ----        ------      -----     -----------      ---        ---        --
2.001% to 2.500%            102      $19,901,372       7.79%       6.895%      705        $195,111      79.77%     18.80%     82.04%
2.501% to 3.000%              5        1,225,995       0.48        6.217       711         245,199      83.94      52.01      38.83
3.001% to 3.500%             13        2,574,271       1.01        6.025       718         198,021      86.63      47.53      62.98
3.501% to 4.000%             20        5,347,048       2.09        5.916       697         267,352      83.09      46.32      63.97
4.001% to 4.500%             40        8,730,196       3.42        6.090       691         218,255      85.95      49.10      48.63
4.501% to 5.000%            125       32,201,716      12.60        6.147       689         257,614      79.65      40.96      50.97
5.001% to 5.500%            208       45,851,407      17.94        6.474       689         220,439      80.48      32.85      50.64
5.501% to 6.000%            262       57,628,581      22.55        6.667       682         219,956      82.23      26.58      43.00
6.001% to 6.500%            228       44,540,710      17.43        7.156       683         195,354      83.87      22.01      38.15
6.501% to 7.000%            148       24,337,003       9.52        7.520       677         164,439      85.82      18.07      25.45
7.001% to 7.500%             43        7,244,175       2.83        7.739       686         168,469      90.42      12.71      29.65
7.501% to 8.000%             33        4,283,918       1.68        8.352       701         129,816      91.46      12.12      27.49
8.001% to 8.500%              7          694,564       0.27        8.511       676          99,223      90.14      29.62       0.00
8.501% to 9.000%              5          914,509       0.36        9.032       732         182,902      99.36       0.00      80.01
9.001% to 9.500%              1           71,402       0.03        9.320       669          71,402     100.00       0.00       0.00
                          -----     ------------     ------        -----       ---        --------      -----      -----      -----
Total:                    1,240     $255,546,867     100.00%       6.780%      687        $206,086      82.70%     28.09%     46.08%
                          =====     ============     ======        =====       ===        ========      =====      =====      =====

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.140% per annum to 9.070% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.451% per annum.

Maximum Mortgage Rates

                      Number      Aggregate                              Weighted      Average      Weighted
                         of       Principal     Percent of    Weighted    Average     Principal     Average     Percent
Range of Maximum     Mortgage      Balance       Mortgage      Average     Credit      Balance      Original      Full     Percent
Mortgage Rates         Loans     Outstanding       Pool        Coupon      Score     Outstanding       LTV         Doc        IO
--------------         -----     -----------       ----        ------      -----     -----------       ---         ---        --
11.500% or less            54    $ 12,334,278       4.83%       5.659%       704       $228,413       75.08%      56.02%     63.56%
11.501% to 12.000%        150      36,702,412      14.36        5.959        691        244,683       77.11       45.74      52.07
12.001% to 12.500%        166      42,562,225      16.66        6.319        682        256,399       81.05       30.66      59.74
12.501% to 13.000%        205      45,199,710      17.69        6.673        677        220,486       82.70       26.80      42.17
13.001% to 13.500%        149      31,806,411      12.45        6.909        688        213,466       84.82       24.09      39.62
13.501% to 14.000%        187      37,278,954      14.59        7.097        694        199,353       84.41       17.55      50.05
14.001% to 14.500%        142      23,946,413       9.37        7.433        690        168,637       86.39       15.92      39.27
14.501% to 15.000%        119      17,313,442       6.78        8.004        686        145,491       87.69       18.02      21.32
15.001% to 15.500%         43       5,790,200       2.27        8.466        696        134,656       89.37       18.41      28.90
15.501% to 16.000%         15       1,683,172       0.66        8.796        693        112,211       91.95       29.78      17.05
16.001% to 16.500%          7         494,602       0.19        9.275        687         70,657       94.67       28.98       0.00
16.501% to 17.000%          3         435,048       0.17        9.602        691        145,016       89.83       17.30       0.00
                        -----    ------------     ------        -----        ---       --------       -----       -----      -----
Total:                  1,240    $255,546,867     100.00%       6.780%       687       $206,086       82.70%      28.09%     46.08%
                        =====    ============     ======        =====        ===       ========       =====       =====      =====

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 16.650% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.071% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notic es section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
(MERRILL LYNCH LOGO)                   TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Rate Adjustment Date as of Cut-off Date

                               Number      Aggregate                          Weighted    Average      Weighted
                                 of        Principal   Percent of   Weighted   Average    Principal     Average    Percent
                              Mortgage      Balance     Mortgage     Average   Credit      Balance     Original     Full     Percent
Next Rate Adjustment Date      Loans      Outstanding     Pool       Coupon     Score    Outstanding      LTV        Doc        IO
-------------------------      -----      -----------     ----       ------     -----    -----------      ---        ---        --
January 2006                         3   $    791,065      0.31%      6.578%     667       $263,688      85.61%     37.40%     0.00%
February 2006                        3        270,095      0.11       7.208      666         90,032      98.01      63.00      0.00
April 2006                           1        118,003      0.05       3.900      620        118,003      80.00     100.00      0.00
June 2006                            7      1,810,300      0.71       5.855      680        258,614      77.60      23.54      0.00
March 2007                           4        706,972      0.28       6.747      688        176,743      80.00       0.00      0.00
April 2007                           8      1,551,789      0.61       6.702      688        193,974      84.84       0.00     18.88
May 2007                            70     14,651,853      5.73       6.908      686        209,312      84.91      28.57     33.05
June 2007                          335     68,398,018     26.77       6.782      685        204,173      81.68      28.72     44.21
July 2007                          313     62,498,423     24.46       6.815      683        199,675      84.62      29.08     42.27
August 2007                        170     36,026,667     14.10       6.977      687        211,922      82.71      21.07     42.65
September 2007                      18      4,069,640      1.59       7.258      703        226,091      85.82       5.01     76.61
April 2008                           3        450,633      0.18       6.586      721        150,211      80.00       0.00     42.61
May 2008                            22      4,656,060      1.82       6.146      692        211,639      79.13      42.77     43.52
June 2008                           85     18,241,751      7.14       6.555      685        214,609      81.42      30.23     46.73
July 2008                           49      9,250,518      3.62       6.701      688        188,786      81.32      42.17     47.12
August 2008                         38      7,920,092      3.10       6.569      707        208,423      85.59      47.79     53.76
September 2008                       3        687,800      0.27       7.406      626        229,267      77.25       0.00     60.34
April 2010                           2        330,472      0.13       8.001      675        165,236      79.90       0.00    100.00
May 2010                             3        436,158      0.17       6.865      727        145,386      76.86      44.14     75.43
June 2010                           24      5,290,284      2.07       6.572      681        220,428      79.91      32.89     72.83
July 2010                           66     13,474,420      5.27       6.859      704        204,158      79.54      18.66     81.23
August 2010                         13      3,915,855      1.53       6.178      721        301,220      83.03      33.90     57.35
                                 -----   ------------    ------       -----      ---       --------      -----      -----     -----
Total:                           1,240   $255,546,867    100.00%      6.780%     687       $206,086      82.70%     28.09%    46.08%
                                 =====   ============    ======       =====      ===       ========      =====      =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notic es section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
(MERRILL LYNCH LOGO)                   GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

Mortgage Loan Characteristics

Aggregate Outstanding Principal Balance                         $159,403,778
Aggregate Original Principal Balance                            $159,696,090
Number of Mortgage Loans                                             963

                                              Minimum             Maximum             Average (1)
                                              -------             -------             -----------
Original Principal Balance                    $41,600             $517,000             $165,832
Outstanding Principal Balance                 $41,600             $517,000             $165,528

                                              Minimum             Maximum        Weighted Average (2)
                                              -------             -------        --------------------
Original Term (mos)                             180                  360                  357
Stated remaining Term (mos)(4)                  172                  357                  352
Loan Age (mos)(4)                                3                   10                    5
Current Interest Rate                         3.900%               9.650%               6.877%
Initial Interest Rate Cap (3)                 1.000%               5.000%               3.041%
Periodic Rate Cap (3)                         1.000%               2.000%               1.042%
Gross Margin (3)                              2.160%               9.070%               5.537%
Maximum Mortgage Rate (3)                     10.750%             16.650%              13.192%
Minimum Mortgage Rate (3)                     2.250%               9.650%               6.488%
Months to Roll (3) (4)                           1                   56                   23
Original Loan-to-Value                        15.35%              100.00%               81.93%
Credit Score (4)                                620                  816                  685

                                               Earliest             Latest
                                               --------             ------
Maturity Date                                04/27/2020          09/01/2035

                                                         Percent of
Lien Position                                          Mortgage Pool
-------------                                          -------------
1st Lien                                                    100.00%

Occupancy
Primary                                                      77.32%
Second Home                                                   4.71%
Investment                                                   17.97%

Loan Type
Fixed Rate                                                   15.25%
ARM                                                          84.75%

Amortization Type
Fully Amortizing                                             68.04%
Interest-Only                                                29.38%
Balloon                                                       2.58%

                                                        Percent of
Year of Origination                                   Mortgage Pool
-------------------                                   -------------
2005                                                       100.00%

Loan Purpose
Purchase                                                    38.65%
Refinance - Rate/Term                                        6.42%
Refinance - Cashout                                         54.93%

Property Type
Single Family                                               69.37%
Planned Unit Development                                    12.20%
Two- to Four-Family                                         12.71%
Condominium                                                  5.22%
Townhouse                                                    0.36%
Rowhouse                                                     0.01%
Manufactured Housing                                         0.04%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) As of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
(MERRILL LYNCH LOGO)                   GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

Mortgage Rates

                            Number       Aggregate                             Weighted    Average     Weighted
                              of         Principal     Percent of   Weighted   Average    Principal     Average   Percent
                           Mortgage       Balance       Mortgage     Average    Credit     Balance     Original     Full     Percent
Range of Mortgage Rates      Loans     Outstanding         Pool      Coupon      Score   Outstanding      LTV       Doc        IO
-----------------------      -----     -----------         ----      ------      -----   -----------      ---       ---        --
5.500% or less                   18    $  3,873,228         2.43%     5.268%      690      $215,179      72.54%    76.84%    39.66%
5.501% to 6.000%                117      24,382,503        15.30      5.827       686       208,397      74.36     54.67     30.50
6.001% to 6.500%                160      29,881,670        18.75      6.299       687       186,760      80.86     40.25     35.76
6.501% to 7.000%                244      42,523,494        26.68      6.812       681       174,277      82.01     30.81     30.37
7.001% to 7.500%                168      24,646,350        15.46      7.272       683       146,704      83.52     26.37     33.42
7.501% to 8.000%                140      18,907,559        11.86      7.749       687       135,054      86.47     23.17     22.19
8.001% to 8.500%                 65       8,358,526         5.24      8.258       691       128,593      89.05     27.95     14.20
8.501% to 9.000%                 34       4,517,698         2.83      8.752       690       132,873      90.93     37.85      0.00
9.001% to 9.500%                 13       1,819,348         1.14      9.232       700       139,950      93.31      7.88     35.37
9.501% to 10.000%                 4         493,402         0.31      9.607       694       123,350      89.85     15.26      0.00
                                ---    ------------       ------      -----       ---      --------      -----     -----     -----
Total:                          963    $159,403,778       100.00%     6.877%      685      $165,528      81.93%    35.49%    29.38%
                                ===    ============       ======      =====       ===      ========      =====     =====     =====

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.900% per annum to 9.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.877% per annum.

Remaining Months to Stated Maturity as of Cut-off Date

                         Number      Aggregate                             Weighted     Average      Weighted
Range of                   of        Principal    Percent of    Weighted    Average    Principal     Average    Percent
Remaining Months        Mortgage      Balance      Mortgage      Average     Credit     Balance      Original     Full     Percent
to Stated Maturity        Loans    Outstanding       Pool        Coupon      Score    Outstanding       LTV       Doc        IO
------------------        -----    -----------       ----        ------      -----    -----------       ---       ---        --
169 to 180                  15     $  1,841,769       1.16%       7.032%       697      $122,785       71.52%    30.68%      0.00%
229 to 240                   5          603,377       0.38        6.275        708       120,675       83.41     88.97       0.00
349 to 360                 943      156,958,632      98.47        6.878        685       166,446       82.05     35.34      29.84
                           ---     ------------     ------        -----        ---      --------       -----     -----      -----
Total:                     963     $159,403,778     100.00%       6.877%       685      $165,528       81.93%    35.49%     29.38%
                           ===     ============     ======        =====        ===      ========       =====     =====      =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                                       GROUP I MORTGAGE LOANS

Original Mortgage Loan Principal Balances

                               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                  OF       PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT    BALANCE     ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES         LOANS     OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV       DOC        IO
-----------------------         -----     -----------     ----       ------      -----    -----------     ---       ---        --
$50,000 or less                    10    $    477,235      0.30%      8.149%      692       $ 47,723     81.51%     50.07%    0.00%
$50,001 to $100,000               220      17,171,417     10.77       7.466       686         78,052     83.10      40.16    12.49
$100,001 to $150,000              259      32,340,036     20.29       7.004       686        124,865     82.33      38.49    23.96
$150,001 to $200,000              175      30,253,174     18.98       6.822       688        172,875     82.53      42.91    36.71
$200,001 to $250,000              131      29,231,574     18.34       6.797       684        223,142     81.35      33.62    33.32
$250,001 to $300,000              104      28,184,639     17.68       6.668       687        271,006     82.00      29.49    33.46
$300,001 to $350,000               50      16,232,256     10.18       6.623       675        324,645     79.06      23.66    26.52
$350,001 to $400,000                8       2,850,170      1.79       6.747       697        356,271     83.06      24.83    50.15
$400,001 to $450,000                4       1,659,607      1.04       6.478       642        414,902     81.42      50.63    25.01
$450,001 to $500,000                1         486,669      0.31       6.500       720        486,669     91.21     100.00     0.00
$500,001 to $550,000                1         517,000      0.32       7.700       713        517,000     89.91       0.00   100.00
                                  ---    ------------    ------       -----       ---       --------     -----      -----    -----
Total:                            963    $159,403,778    100.00%      6.877%      685       $165,528     81.93%     35.49%   29.38%
                                  ===    ============    ======       =====       ===       ========     =====      =====    =====

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $41,600 to approximately $517,000 and the average outstanding principal balance of the Mortgage Loans was approximately $165,528.

Product Types

                           NUMBER     AGGREGATE                           WEIGHTED      AVERAGE     WEIGHTED
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING       LTV       DOC         IO
-------------               -----    -----------       ----     ------      -----    -----------       ---       ---         --
Balloon Loans                   4    $    701,735      0.44%     6.382%      698       $175,434       71.81%     76.31%     0.00%
15 Year Fixed Loans            13       1,606,123      1.01      7.033       696        123,548       69.40      20.52      0.00
20 Year Fixed Loans             5         603,377      0.38      6.275       708        120,675       83.41      88.97      0.00
30 Year Fixed Loans           141      21,398,759     13.42      6.885       684        151,764       78.47      55.47      7.35
Six-Month LIBOR                13       2,382,418      1.49      6.372       681        183,263       89.52      42.40      0.00
2/28 LIBOR Loans
 (Six-Month LIBOR Index)      560      93,147,996     58.44      6.998       683        166,336       83.11      30.24     31.09
2/28 LIBOR Balloon Loans
 (Six-Month LIBOR Index)        9       2,454,831      1.54      6.268       676        272,759       83.33      13.18      0.00
2/1 LIBOR Loans
 (One-Year LIBOR Index)        20       2,743,004      1.72      6.733       700        137,150       82.57      11.63      0.00
3/27 LIBOR Loans
 (Six-Month LIBOR Index)      129      23,032,780     14.45      6.651       685        178,549       81.20      40.90     40.66
3/27 LIBOR Balloon Loans
 (Six-Month LIBOR Index)        1         179,726      0.11      5.990       628        179,726       72.00       0.00      0.00
3/1 LIBOR Loans
 (One-Year LIBOR Index)         8         990,251      0.62      6.278       710        123,781       85.95      75.27     42.11
5/25 LIBOR Loans
 (Six-Month LIBOR Index)       54       8,784,797      5.51      6.781       702        162,681       80.47      28.89     67.29
5/25 LIBOR Balloon Loans
 (Six-Month LIBOR Index)        3         769,082      0.48      5.913       703        256,361       70.03      22.08      0.00
5/1 LIBOR Loans
 (One-Year LIBOR Index)         3         608,900      0.38      6.313       704        202,967       89.40     100.00    100.00
                              ---    ------------    ------      -----       ---       --------       -----      -----     -----
Total:                        963    $159,403,778    100.00%     6.877%      685       $165,528       81.93%     35.49%    29.38%
                              ===    ============    ======      =====       ===       ========       =====      =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                                       GROUP I MORTGAGE LOANS

Amortization Type

                           NUMBER       AGGREGATE                           WEIGHTED      AVERAGE      WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE       BALANCE     MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING       LTV       DOC        IO
-----------------           -----     -----------      ----       ------      -----     -----------       ---       ---        --
Fully Amortizing             699      $108,463,651     68.04%      6.973%       685       $155,170       81.97%    35.12%      0.00%
Balloon                       17         4,105,374      2.58       6.209        682        241,493       78.37     25.06       0.00
24 Month Interest-Only        79        12,646,293      7.93       6.874        689        160,080       82.93     21.96     100.00
36 Month Interest-Only        18         3,478,683      2.18       6.683        684        193,260       86.30     67.79     100.00
60 Month Interest-Only       113        25,055,001     15.72       6.578        679        221,726       81.82     41.77     100.00
120 Month Interest-Only       37         5,654,775      3.55       6.975        711        152,832       79.34     32.81     100.00
                             ---      ------------    ------       -----        ---       --------       -----     -----      -----
Total:                       963      $159,403,778    100.00%      6.877%       685       $165,528       81.93%    35.49%     29.38%
                             ===      ============    ======       =====        ===       ========       =====     =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                             GROUP I MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                   NUMBER      AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                     OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                  MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL      PERCENT
STATE              LOANS      OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC          IO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                 7     $    689,608       0.43%      6.949%        695     $     98,515      89.37%      55.72%       0.00%
Arizona                41        6,924,370       4.34       6.923         682          168,887      85.02       38.89       45.87
Arkansas                3          336,765       0.21       7.039         698          112,255      79.11       24.89        0.00
California            132       32,744,596      20.54       6.586         674          248,065      77.26       29.55       35.90
Colorado               25        4,692,785       2.94       6.859         706          187,711      80.72       32.67       31.77
Connecticut            19        3,392,070       2.13       6.689         690          178,530      80.03       21.44       10.14
Delaware                1          324,000       0.20       7.500         713          324,000      79.97        0.00      100.00
Florida                61        9,873,903       6.19       6.914         674          161,867      79.62       33.01       31.72
Georgia                26        3,604,154       2.26       6.944         694          138,621      83.94       50.73       45.72
Idaho                   5          481,914       0.30       7.078         695           96,383      79.93       14.06       52.96
Illinois               90       17,719,022      11.12       6.814         696          196,878      87.80       40.53       21.79
Indiana                15        1,596,467       1.00       7.105         686          106,431      84.95       41.19       18.00
Iowa                    6          441,906       0.28       7.145         688           73,651      79.18       58.17        0.00
Kansas                  8          884,031       0.55       6.797         703          110,504      81.31       42.78       25.79
Kentucky               12          949,536       0.60       7.307         675           79,128      88.35       64.42        0.00
Louisiana               6          531,677       0.33       7.318         682           88,613      83.72       51.55        0.00
Maine                   2          309,986       0.19       7.056         666          154,993      80.00       55.44        0.00
Maryland               14        2,988,684       1.87       6.739         704          213,477      85.47       33.06       42.67
Massachusetts           8        1,940,022       1.22       7.053         681          242,503      75.73       22.40       21.39
Michigan               53        5,475,077       3.43       7.610         683          103,303      84.75       32.90       30.39
Minnesota              41        5,972,647       3.75       6.774         694          145,674      79.08       26.84       28.78
Mississippi             2          203,858       0.13       6.729         704          101,929      87.31       48.79       51.21
Missouri               33        4,007,830       2.51       7.148         693          121,449      84.07       31.37        7.18
Nebraska                3          386,702       0.24       8.093         694          128,901      92.68       45.50       45.50
Nevada                 36        7,584,814       4.76       6.850         688          210,689      81.78       31.62       25.19
New Hampshire           4          824,070       0.52       7.310         679          206,018      87.11        0.00       27.32
New Jersey             17        3,365,478       2.11       7.277         687          197,969      82.14       22.33       19.22
New Mexico              2          267,685       0.17       7.097         663          133,843      88.56       46.94        0.00
New York               19        3,897,763       2.45       6.415         678          205,145      75.80       57.56       23.63
North Carolina         11        1,366,073       0.86       7.000         710          124,188      81.49       48.11       36.35
North Dakota            1           95,000       0.06       6.650         676           95,000      84.07      100.00      100.00
Ohio                   50        5,483,568       3.44       7.121         675          109,671      85.24       30.62       34.24
Oklahoma               11        1,069,991       0.67       7.510         685           97,272      88.70       14.05        9.50
Oregon                  9        1,469,148       0.92       6.388         669          163,239      78.27       39.80       47.33
Pennsylvania           19        2,708,514       1.70       7.066         684          142,553      86.77       31.89       20.00
Rhode Island           10        2,044,389       1.28       6.089         669          204,439      73.80       51.81       10.52
South Carolina         12        1,657,983       1.04       6.760         684          138,165      80.85       49.32       58.45
Tennessee              15        1,685,009       1.06       7.590         672          112,334      87.35       42.58       28.66
Texas                  69        7,900,131       4.96       7.487         703          114,495      84.60       31.80        7.29
Utah                    6        1,177,455       0.74       7.067         691          196,243      89.08       29.01       43.93
Virginia               20        3,636,016       2.28       6.697         677          181,801      77.23       56.74       52.44
Washington             24        4,929,791       3.09       6.501         686          205,408      84.25       51.23       50.98
West Virginia           3          276,461       0.17       6.707         663           92,154      82.65       55.27        0.00
Wisconsin              12        1,492,825       0.94       7.232         684          124,402      84.42       46.54        0.00
                   ------     ------------     ------      ------      ------     ------------     ------      ------      ------
TOTAL:                963     $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%      29.38%
                   ======     ============     ======      ======      ======     ============     ======      ======      ======

No more than approximately 0.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                             GROUP I MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER    AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
RANGE OF ORIGINAL      MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL     PERCENT
LOAN-TO-VALUE RATIOS     LOANS   OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC         IO
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less             16    $  2,686,499       1.69%      6.112%        678     $    167,906      37.29%      26.77%     18.24%
50.01% to 55.00%            8       1,488,383       0.93       5.842         683          186,048      52.94       55.78       0.00
55.01% to 60.00%           14       2,494,776       1.57       6.193         665          178,198      57.71       50.01       0.00
60.01% to 65.00%           15       3,125,754       1.96       6.139         674          208,384      63.17       28.86      11.19
65.01% to 70.00%           45       8,222,432       5.16       6.571         665          182,721      68.34       29.96      28.88
70.01% to 75.00%           57      11,372,285       7.13       6.535         660          199,514      73.58       25.68      22.10
75.01% to 80.00%          438      66,904,118      41.97       6.803         679          152,749      79.69       30.57      37.74
80.01% to 85.00%           47       8,952,320       5.62       6.694         687          190,475      84.25       32.72      35.60
85.01% to 90.00%          147      25,778,930      16.17       7.233         706          175,367      89.76       31.26      22.59
90.01% to 95.00%           93      16,827,509      10.56       7.130         698          180,941      94.47       52.20      28.25
95.01% to 100.00%          83      11,550,771       7.25       7.503         701          139,166      99.72       62.95      18.12
                       ------    ------------     ------      ------      ------     ------------     ------      ------     ------
TOTAL:                    963    $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%     29.38%
                       ======    ============     ======      ======      ======     ============     ======      ======     ======

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.35% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.93%.

MORTGAGE INSURANCE

                        NUMBER    AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL     PERCENT
MORTGAGE INSURANCE       LOANS   OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC         IO
-----------------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance     595    $ 96,429,843      60.49%      6.681%        675     $    162,067      75.33%      30.77%     32.13%
PMI-Lender Paid           368      62,973,935      39.51       7.178         700          171,125      92.05       42.73      25.18
                       ------    ------------     ------      ------      ------     ------------     ------      ------     ------
TOTAL:                    963    $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%     29.38%
                       ======    ============     ======      ======      ======     ============     ======      ======     ======

LOAN PURPOSE

                        NUMBER    AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL     PERCENT
LOAN PURPOSE             LOANS   OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC         IO
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout       466    $ 87,567,020      54.93%      6.623%        675     $    187,912      79.63%      38.29%     29.06%
Purchase                  433      61,609,055      38.65       7.290         698          142,284      85.36       31.11      28.76
Refinance - Rate/Term      64      10,227,702       6.42       6.566         689          159,808      81.03       37.95      35.87
                       ------    ------------     ------      ------      ------     ------------     ------      ------     ------
TOTAL:                    963    $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%     29.38%
                       ======    ============     ======      ======      ======     ============     ======      ======     ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                             GROUP I MORTGAGE LOANS

PROPERTY TYPE

                        NUMBER     AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
PROPERTY TYPE            LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
Single Family             694     $110,583,675      69.37%      6.880%        684     $    159,342      81.79%      34.53%    28.88%
Two- to Four-Family        93       20,257,586      12.71       6.886         686          217,824      81.76       35.94     21.05
Planned Unit
 Development              117       19,441,560      12.20       6.795         691          166,167      83.04       42.66     37.45
Condominium                53        8,326,354       5.22       6.987         690          157,101      81.46       29.37     40.32
Townhouse                   4          567,981       0.36       7.194         693          141,995      89.36       65.32      0.00
Rowhouse                    1          156,715       0.10       6.500         626          156,715      76.59        0.00      0.00
Manufactured Housing        1           69,906       0.04       7.990         669           69,906      60.87        0.00      0.00
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    963     $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%    29.38%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

DOCUMENTATION

                        NUMBER     AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
DOCUMENTATION            LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation      562     $ 97,049,547      60.88%      7.006%        684     $    172,686      81.15%       0.00%    27.98%
Full Documentation        364       56,578,559      35.49       6.625         687          155,436      83.57      100.00     30.85
No Documentation           17        2,685,670       1.68       7.513         681          157,981      77.83        0.00     53.16
Stated Income/Stated
 Asset                      9        1,516,640       0.95       7.033         692          168,516      79.95        0.00     46.80
No Ratio                   10        1,483,361       0.93       6.755         681          148,336      81.07        0.00      0.00
No Income/No Asset          1           90,000       0.06       6.875         751           90,000      66.18        0.00    100.00
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    963     $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%    29.38%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

OCCUPANCY

                        NUMBER     AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
OCCUPANCY                LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
Primary                   742     $123,253,735      77.32%      6.718%        681     $    166,110      81.13%      35.08%    33.09%
Investment                179       28,649,456      17.97       7.532         698          160,053      84.78       35.02     12.25
Second Home                42        7,500,586       4.71       6.983         701          178,585      84.21       44.10     33.88
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    963     $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%    29.38%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

  The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                             GROUP I MORTGAGE LOANS

MORTGAGE LOANS AGE SUMMARY AS OF CUT-OFF DATE

                        NUMBER     AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
MORTGAGE LOANS AGE     MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
(MONTHS)                 LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
3                          13     $  2,259,052       1.42%      7.331%        678     $    173,773      84.41%       9.03%    52.57%
4                         156       27,902,764      17.50       6.988         690          178,864      83.48       35.26     30.54
5                         300       48,448,692      30.39       6.875         686          161,496      83.00       39.85     32.77
6                         381       62,626,185      39.29       6.827         682          164,373      80.85       33.77     28.36
7                          95       15,136,185       9.50       6.824         687          159,328      79.94       37.76     17.67
8                          14        2,315,238       1.45       6.889         683          165,374      81.41       15.72     35.22
9                           3          624,297       0.39       6.753         687          208,099      80.00        0.00      0.00
10                          1           91,364       0.06       6.850         725           91,364      80.00        0.00      0.00
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    963     $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%    29.38%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER     AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
ORIGINAL PREPAYMENT    MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
PENALTY TERM             LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
None                      210     $ 37,262,386      23.38%      7.131%        694     $    177,440      85.46%      35.71%    27.29%
6 Months                    1          107,683       0.07       6.125         669          107,683      80.00        0.00      0.00
12 Months                  33        6,265,537       3.93       6.893         675          189,865      79.25       36.00     26.74
24 Months                 415       69,550,390      43.63       6.854         680          167,591      81.85       28.37     32.06
36 Months                 304       46,217,781      28.99       6.708         687          152,032      79.58       46.05     27.46
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    963     $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%    29.38%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

  The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                             GROUP I MORTGAGE LOANS

CREDIT SCORES

                         NUMBER     AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                           OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                        MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL    PERCENT
RANGE OF CREDIT SCORES    LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
620 to 625                  40     $  7,922,068       4.97%      6.431%        622     $    198,052     70.89%      45.16%    43.05%
626 to 650                 142       22,812,457      14.31       6.827         637          160,651     75.37       30.33     18.34
651 to 675                 253       41,748,280      26.19       6.961         665          165,013     82.49       37.01     25.98
676 to 700                 235       39,952,295      25.06       6.921         687          170,010     84.30       34.40     35.15
701 to 725                 132       21,622,142      13.56       7.004         713          163,804     84.69       29.53     34.76
726 to 750                  85       13,342,660       8.37       6.724         737          156,972     85.73       37.13     31.92
751 to 775                  49        7,504,785       4.71       6.693         763          153,159     83.51       39.69     24.57
776 to 800                  23        3,801,470       2.38       7.005         789          165,281     86.31       61.31     12.92
801 to 816                   4          697,621       0.44       6.315         811          174,405     54.25       34.39     34.39
                        ------     ------------     ------      ------      ------     ------------    ------      ------    ------
TOTAL:                     963     $159,403,778     100.00%      6.877%        685     $    165,528     81.93%      35.49%    29.38%
                        ======     ============     ======      ======      ======     ============    ======      ======    ======

The Credit Scores of the Mortgage Loans as of the Statistical Calculation Date ranged from 620 to 816 and the weighted average Credit Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 685.

CREDIT GRADE

                        NUMBER     AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
CREDIT GRADE             LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
PA1                        89     $ 13,810,789       8.66%      6.440%        750     $    155,177      75.67%      35.82%    34.77%
PA2                       144       22,703,873      14.24       6.717         696          157,666      76.14       23.53     41.71
PA3                       328       54,220,770      34.01       6.754         647          165,307      74.97       31.37     27.05
SA1                       252       41,564,465      26.07       7.125         717          164,938      91.77       40.68     27.37
SA2                       150       27,103,880         17         7.1         670          180,693      88.80       45.66     24.05
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    963     $159,403,778     100.00%      6.877%        685     $    165,528      81.93%      35.49%    29.38%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                             GROUP I MORTGAGE LOANS

GROSS MARGINS

                         NUMBER    AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                           OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                        MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
RANGE OF GROSS MARGINS    LOANS   OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC        IO
------------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%            56    $  8,916,562       6.60%      6.918%        708     $    159,224      79.31%      25.99%    68.99%
2.501% to 3.000%             4         728,333       0.54       6.106         713          182,083      80.29       19.22     65.37
3.001% to 3.500%            13       2,574,271       1.91       6.025         718          198,021      86.63       47.53     62.98
3.501% to 4.000%             9       1,542,690       1.14       6.185         671          171,410      82.28       35.53     51.86
4.001% to 4.500%            27       5,152,511       3.81       6.126         687          190,834      86.70       62.38     46.03
4.501% to 5.000%            77      15,575,700      11.53       6.157         677          202,282      79.14       38.36     31.83
5.001% to 5.500%           123      22,255,293      16.47       6.460         688          180,937      78.87       33.45     41.36
5.501% to 6.000%           165      29,436,050      21.79       6.747         681          178,400      81.82       33.10     31.08
6.001% to 6.500%           156      25,839,042      19.13       7.302         683          165,635      84.67       30.09     24.56
6.501% to 7.000%           109      15,922,009      11.79       7.597         682          146,073      86.51       22.98     17.21
7.001% to 7.500%            28       3,595,422       2.66       7.895         678          128,408      89.88       18.82     25.31
7.501% to 8.000%            25       2,941,217       2.18       8.519         685          117,649      91.12       13.07     18.16
8.001% to 8.500%             6         484,929       0.36       8.408         676           80,821      85.88       42.43      0.00
8.501% to 9.000%             1          58,354       0.04       9.650         715           58,354      90.00        0.00      0.00
9.001% to 9.500%             1          71,402       0.05       9.320         669           71,402     100.00        0.00      0.00
                        ------    ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                     800    $135,093,784     100.00%      6.879%        685     $    168,867      82.68%      32.06%    33.50%
                        ======    ============     ======      ======      ======     ============     ======      ======    ======

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.160% per annum to 9.070% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.537% per annum.

MAXIMUM MORTGAGE RATES

                        NUMBER    AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
RANGE OF MAXIMUM       MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL     PERCENT
MORTGAGE RATES           LOANS   OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC         IO
-----------------------------------------------------------------------------------------------------------------------------------
11.500% or less            30    $  5,415,794       4.01%      5.681%        705     $    180,526      75.37%      71.38%     52.70%
11.501% to 12.000%         92      17,745,192      13.14       5.946         681          192,883      73.66       40.05      29.89
12.001% to 12.500%         98      19,068,750      14.12       6.362         680          194,579      79.36       27.26      46.91
12.501% to 13.000%        132      25,551,336      18.91       6.638         674          193,571      83.02       36.93      31.39
13.001% to 13.500%         97      16,592,402      12.28       6.904         688          171,056      85.64       36.76      34.26
13.501% to 14.000%        114      18,481,911      13.68       7.110         696          162,122      85.18       19.49      36.14
14.001% to 14.500%         90      13,139,758       9.73       7.537         683          145,997      86.32       24.00      33.71
14.501% to 15.000%         89      12,245,583       9.06       7.969         686          137,591      87.31       24.98      18.36
15.001% to 15.500%         36       4,731,772       3.50       8.528         701          131,438      90.26       22.53      23.18
15.501% to 16.000%         13       1,281,399       0.95       8.826         687           98,569      90.78       39.12       0.00
16.001% to 16.500%          6         404,840       0.30       9.258         676           67,473      93.49       35.40       0.00
16.501% to 17.000%          3         435,048       0.32       9.602         691          145,016      89.83       17.30       0.00
                       ------    ------------     ------      ------      ------     ------------     ------      ------     ------
TOTAL:                    800    $135,093,784     100.00%      6.879%        685     $    168,867      82.68%      32.06%     33.50%
                       ======    ============     ======      ======      ======     ============     ======      ======     ======

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 16.650% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.192% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                             GROUP I MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE

                        NUMBER    AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                          OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
NEXT RATE              MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL     PERCENT
ADJUSTMENT DATE          LOANS   OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC         IO
-----------------------------------------------------------------------------------------------------------------------------------
January 2006                3     $    791,065       0.59%      6.578%        667     $    263,688      85.61%      37.40%     0.00%
February 2006               3          270,095       0.20       7.208         666           90,032      98.01       63.00      0.00
April 2006                  1          118,003       0.09       3.900         620          118,003      80.00      100.00      0.00
June 2006                   6        1,203,255       0.89       6.292         699          200,543      91.11       35.42      0.00
March 2007                  3          624,297       0.46       6.753         687          208,099      80.00        0.00      0.00
April 2007                  7        1,377,057       1.02       6.664         686          196,722      83.55        0.00     21.28
May 2007                   50        8,068,524       5.97       6.994         684          161,370      84.03       26.13     22.85
June 2007                 230       37,950,858      28.09       6.938         682          165,004      81.09       28.15     30.35
July 2007                 185       30,124,839      22.30       6.903         682          162,837      84.45       35.08     29.29
August 2007               104       18,611,636      13.78       7.143         686          178,958      84.28       28.22     30.67
September 2007             10        1,588,620       1.18       7.375         693          158,862      87.45       12.84     48.63
April 2008                  1          192,000       0.14       6.500         716          192,000      80.00        0.00    100.00
May 2008                   17        2,870,874       2.13       6.396         685          168,875      77.77       40.69      8.39
June 2008                  63       11,392,661       8.43       6.579         680          180,836      80.69       37.74     36.77
July 2008                  32        5,058,515       3.74       6.838         691          158,079      81.71       53.65     57.15
August 2008                24        4,273,707       3.16       6.640         700          178,071      85.60       46.39     43.40
September 2008              1          415,000       0.31       7.125         625          415,000      75.45        0.00    100.00
April 2010                  2          330,472       0.24       8.001         675          165,236      79.90        0.00    100.00
May 2010                    3          436,158       0.32       6.865         727          145,386      76.86       44.14     75.43
June 2010                  14        2,534,492       1.88       6.546         683          181,035      80.83       29.92     53.04
July 2010                  34        5,484,477       4.06       6.735         704          161,308      79.21       26.32     64.86
August 2010                 7        1,377,180       1.02       6.390         730          196,740      84.28       66.98     69.63
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    800     $135,093,784     100.00%      6.879%        685     $    168,867      82.68%      32.06%    33.50%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                             GROUP II MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                       $164,647,245
Aggregate Original Principal Balance                          $164,910,975
Number of Mortgage Loans                                          646

                                          MINIMUM                MAXIMUM                 AVERAGE (1)
                                          -------                -------                 -----------
Original Principal Balance                $52,200               $862,000                   $255,280
Outstanding Principal Balance             $51,789               $859,652                   $254,872

                                          MINIMUM                MAXIMUM             WEIGHTED AVERAGE (2)
                                          -------                -------             --------------------
Original Term (mos)                         180                   360                        357
Stated remaining Term (mos)(4)              173                   357                        352
Loan Age (mos)(4)                            3                     9                          5
Current Interest Rate                      4.990%                9.350%                     6.588%
Initial Interest Rate Cap (3)              1.500%                5.000%                     3.106%
Periodic Rate Cap (3)                      1.000%                2.000%                     1.023%
Gross Margin (3)                           2.140%                8.740%                     5.355%
Maximum Mortgage Rate (3)                 10.750%               16.350%                    12.935%
Minimum Mortgage Rate (3)                  2.250%                8.990%                     6.189%
Months to Roll (3) (4)                       6                     56                         24
Original Loan-to-Value                     21.67%                100.00%                    81.67%
Credit Score                                620                   813                        694

                                          EARLIEST               LATEST
                                          --------               ------
Maturity Date                            05/01/2020            09/01/2035

                                                                    PERCENT OF
LIEN POSITION                                                      MORTGAGE POOL
-------------                                                      -------------
1st Lien                                                                 100.00%

OCCUPANCY
Primary                                                                   96.07%
Second Home                                                                1.02%
Investment                                                                 2.91%

LOAN TYPE
Fixed Rate                                                                28.64%
ARM                                                                       73.16%

AMORTIZATION TYPE
Fully Amortizing                                                          53.90%
Interest-Only                                                             45.32%
Balloon                                                                    0.78%


YEAR OF ORIGINATION
-------------------
2005                                                                     100.00%

LOAN PURPOSE
Purchase                                                                  63.02%
Refinance - Rate/Term                                                      4.10%
Refinance - Cashout                                                       32.88%

PROPERTY TYPE
Single Family                                                             68.28%
Planned Unit Development                                                  18.07%
Two- to Four-Family                                                        9.22%
Condominium                                                                4.35%
Rowhouse                                                                   0.08%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) As of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS

 MORTGAGE RATES

                          NUMBER    AGGREGATE                              WEIGHTED     AVERAGE       WEIGHTED
                            OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE     PERCENT
                         MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE       ORIGINAL      FULL    PERCENT
RANGE OF MORTGAGE RATES    LOANS   OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING       LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
5.500% or less               28    $ 10,439,023       6.34%      5.328%        732    $    372,822      72.82%      74.16%    41.41%
5.501% to 6.000%            111      32,753,910      19.89       5.879         708         295,080      78.14       49.90     44.47
6.001% to 6.500%            136      39,716,695      24.12       6.314         688         292,035      81.81       33.53     47.04
6.501% to 7.000%            189      44,165,764      26.82       6.808         686         233,681      82.80       18.89     44.48
7.001% to 7.500%             94      20,995,955      12.75       7.263         690         223,361      84.15        8.23     47.59
7.501% to 8.000%             58      11,617,542       7.06       7.797         684         200,302      85.34        8.99     42.95
8.001% to 8.500%             19       3,105,385       1.89       8.244         681         163,441      90.39        4.05     44.97
8.501% to 9.000%             10       1,763,210       1.07       8.845         715         176,321      98.17        3.46     57.77
9.001% to 9.500%              1          89,762       0.05       9.350         737          89,762     100.00        0.00      0.00
                         ------    ------------     ------      ------      ------    ------------     ------      ------    ------
TOTAL:                      646    $164,647,245     100.00%      6.588%        694    $    254,872      81.67%      29.58%    45.32%
                         ======    ============     ======      ======      ======    ============     ======      ======    ======

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.588% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                        NUMBER     AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
RANGE OF                  OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
REMAINING MONTHS       MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
TO STATED MATURITY       LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
169 to 180                  8     $  1,470,384       0.89%      6.131%        695     $    183,798      76.41%      26.39%     0.00%
229 to 240                  3        1,285,095       0.78       5.989         742          428,365      78.27       33.85      0.00
349 to 360                635      161,891,766      98.33       6.597         694          254,948      81.74       29.58     46.09
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    646     $164,647,245     100.00%      6.588%        694     $    254,872      81.67%      29.58%    45.32%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                        NUMBER     AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
RANGE OF ORIGINAL         OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
MORTGAGE LOAN          MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL    PERCENT
PRINCIPAL BALANCES       LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV         DOC        IO
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000        74     $  5,776,671       3.51%      7.069%        695     $     78,063      82.33%      49.77%     5.92%
$100,001 to $150,000      143       17,727,838      10.77       6.901         687          123,971      80.69       29.72     19.25
$150,001 to $200,000       85       14,750,001       8.96       6.835         685          173,529      81.90       32.47     37.97
$200,001 to $250,000       78       17,286,851      10.50       6.660         690          221,626      82.34       38.39     28.87
$250,001 to $300,000       51       14,080,916       8.55       6.727         706          276,096      84.90       15.74     48.94
$300,001 to $350,000       36       11,719,469       7.12       6.505         707          325,541      84.81       14.19     44.53
$350,001 to $400,000       59       22,332,784      13.56       6.450         692          378,522      82.20       28.71     52.63
$400,001 to $450,000       45       19,099,790      11.60       6.421         690          424,440      80.94       28.43     50.92
$450,001 to $500,000       27       12,934,807       7.86       6.363         698          479,067      79.18       29.69     66.67
$500,001 to $550,000       19       10,100,840       6.13       6.562         700          531,623      82.07       36.53     63.30
$550,001 to $600,000       11        6,497,271       3.95       6.358         693          590,661      76.75       27.29     54.18
$600,001 to $650,000        9        5,734,360       3.48       6.714         680          637,151      78.70       22.27     78.48
$650,001 to $700,000        2        1,382,710       0.84       5.603         787          691,355      71.74       49.53      0.00
$700,001 to $750,000        5        3,609,537       2.19       5.885         712          721,907      84.02       59.58     79.96
$750,001 to $800,000        1          753,750       0.46       6.250         697          753,750      90.00        0.00    100.00
$850,001 to $900,000        1          859,652       0.52       6.800         645          859,652      74.96        0.00      0.00
                       ------     ------------     ------      ------      ------     ------------     ------      ------    ------
TOTAL:                    646     $164,647,245     100.00%      6.588%        694     $    254,872      81.67%      29.58%    45.32%
                       ======     ============     ======      ======      ======     ============     ======      ======    ======

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $51,789 to approximately $859,652 and the average outstanding principal balance of the Mortgage Loans was approximately $254,872.

PRODUCT TYPES

                           NUMBER    AGGREGATE                              WEIGHTED     AVERAGE       WEIGHTED
                             OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                          MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING       LTV        DOC         IO
------------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                  3    $    857,701       0.52%      6.101%        704    $    285,900      71.73%     46.39%     0.00%
15 Year Fixed Loans            7       1,328,784       0.81       5.969         698         189,826      76.03      29.20      0.00
20 Year Fixed Loans            3       1,285,095       0.78       5.989         742         428,365      78.27      33.85      0.00
30 Year Fixed Loans          193      40,722,583      24.73       6.401         705         210,998      79.04      46.68      5.21
Six-Month LIBOR Loans          1         607,044       0.37       4.990         641         607,044      50.83       0.00      0.00
2/28 LIBOR Loans
 (Six-Month LIBOR Index)     321      88,010,714      53.45       6.706         688         274,177      83.35      23.64     58.31
2/28 LIBOR Balloon Loans
 (Six-Month LIBOR Index)       1         423,838       0.26       6.990         632         423,838      80.00       0.00      0.00
2/1 LIBOR Loans
 (One-Year LIBOR Index)        7       1,122,979       0.68       7.293         670         160,426      85.06      16.48      0.00
3/27 LIBOR Loans
 (Six-Month LIBOR Index)      59      16,346,320       9.93       6.427         696         277,056      82.49      30.76     61.13
3/1 LIBOR Loans
 (One-Year LIBOR Index)        3         657,775       0.40       7.196         709         219,258      85.44       0.00      0.00
5/25 LIBOR Loans
 (Six-Month LIBOR Index)      48      13,284,410       8.07       6.703         701         276,759      80.12      18.49     84.18
                          ------    ------------     ------      ------      ------    ------------     ------     ------    ------
TOTAL:                       646    $164,647,245     100.00%      6.588%        694    $    254,872      81.67%     29.58%    45.32%
                          ======    ============     ======      ======      ======    ============     ======     ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                              WEIGHTED     AVERAGE       WEIGHTED
                             OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                          MORTGAGE    BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING       LTV        DOC         IO
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing             414    $ 88,753,079      53.90%      6.596%        696    $    214,379      81.76%     28.71%     0.00%
Balloon                        4       1,281,539       0.78       6.395         680         320,385      74.47      31.05      0.00
24 Month Interest-Only        61      16,761,988      10.18       6.800         698         274,787      83.20      18.53    100.00
36 Month Interest-Only         8       2,229,840       1.35       6.303         710         278,730      87.24      56.92    100.00
60 Month Interest-Only       122      46,647,648      28.33       6.443         688         382,358      81.29      37.87    100.00
120 Month Interest-Only       37       8,973,151       5.45       6.971         702         242,518      79.50       8.69    100.00
                          ------    ------------     ------      ------      ------    ------------     ------     ------    ------
TOTAL:                       646    $164,647,245     100.00%      6.588%        694    $    254,872      81.67%     29.58%    45.32%
                          ======    ============     ======      ======      ======    ============     ======     ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                  OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
               MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
STATE            LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------
Alabama              8   $  1,203,834     0.73%     6.608%    699     $    150,479    83.18%   82.55%    50.49%
Arizona             14      3,529,046     2.14      6.650     678          252,075    86.15    39.57     53.06
Arkansas             3        946,771     0.58      6.542     687          315,590    78.49    10.11     57.35
California         119     49,229,061    29.90      6.352     689          413,690    79.58    35.29     69.29
Colorado             7      1,807,571     1.10      6.666     688          258,224    80.00    34.36    100.00
Connecticut         11      2,788,856     1.69      6.443     698          253,532    83.55    18.16      8.18
Florida             44      8,929,730     5.42      6.717     696          202,948    81.00    24.81     45.08
Georgia             15      2,303,306     1.40      6.632     687          153,554    80.73    40.14     45.52
Idaho                1         92,545     0.06      6.450     680           92,545    79.45   100.00      0.00
Illinois            44     12,295,684     7.47      6.678     712          279,447    86.19    17.99     39.93
Indiana              8        967,407     0.59      6.332     676          120,926    83.63    53.60      0.00
Iowa                 2        248,761     0.15      7.258     648          124,381    78.30    21.07      0.00
Kansas               4        648,158     0.39      7.212     661          162,040    82.48    12.41     41.04
Kentucky             7        882,001     0.54      6.680     707          126,000    78.56    12.24     34.41
Louisiana            1         53,591     0.03      7.300     738           53,591    95.00   100.00      0.00
Maine                3        356,173     0.22      6.543     682          118,724    68.30    26.61      0.00
Maryland            18      5,666,970     3.44      6.805     699          314,832    86.97    27.58     43.11
Massachusetts        7      2,502,579     1.52      6.474     700          357,511    79.66    35.87     15.98
Michigan            18      3,573,813     2.17      6.882     695          198,545    85.04    26.32     54.68
Minnesota           10      2,159,843     1.31      7.566     676          215,984    84.61     9.16     82.00
Mississippi          1        104,322     0.06      6.990     706          104,322    95.00   100.00      0.00
Missouri             3        567,807     0.34      7.316     690          189,269    86.31    11.83      0.00
Nebraska             3        728,679     0.44      7.102     718          242,893    85.75    71.23      0.00
Nevada              17      5,784,859     3.51      6.276     719          340,286    82.90    39.97     45.76
New Hampshire        6      1,662,070     1.01      6.105     671          277,012    76.51    28.68     53.96
New Jersey          13      3,553,852     2.16      6.851     692          273,373    85.11    28.90      7.61
New York            42     15,268,301     9.27      6.233     704          363,531    76.45    21.07     20.26
North
Carolina             6        675,067     0.41      6.808     659          112,511    81.80    35.63     20.84
Ohio                35      5,377,051     3.27      6.749     677          153,630    80.17    20.32     13.20
Oklahoma             4        644,936     0.39      7.403     701          161,234    84.78     0.00     16.37
Oregon               7      1,134,254     0.69      6.860     674          162,036    85.60    38.35     13.50
Pennsylvania        25      5,067,154     3.08      6.485     699          202,686    85.09    57.12     26.33
Rhode Island         8      1,640,415     1.00      6.744     683          205,052    74.23    36.67     14.87
South
Carolina             3        400,610     0.24      7.234     701          133,537    82.87     0.00      0.00
South Dakota         2        199,119     0.12      6.850     688           99,559    80.00     0.00     51.63
Tennessee           20      2,634,673     1.60      6.834     692          131,734    85.04    27.39     24.60
Texas               70     10,205,994     6.20      7.437     690          145,800    85.93    17.96     31.71
Utah                 2        574,760     0.35      5.997     672          287,380    80.00    70.69    100.00
Virginia            12      3,464,373     2.10      6.712     691          288,698    78.23    12.28     80.26
Washington          12      2,773,482     1.68      6.350     716          231,123    86.81    36.24     45.75
West Virginia        1        131,003     0.08      5.990     676          131,003    69.16   100.00      0.00
Wisconsin            9      1,743,163     1.06      6.761     729          193,685    85.32    14.83      6.61
Wyoming              1        125,600     0.08      8.050     623          125,600    80.00     0.00      0.00
                   ---   ------------   ------      -----     ---     ------------    -----   ------    ------
TOTAL:             646   $164,647,245   100.00%     6.588%    694     $    254,872    81.67%   29.58%    45.32%
                   ===   ============   ======      =====     ===     ============    =====   ======    ======

No more than approximately 0.80% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
RANGE OF ORIGINAL      OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
LOAN-TO-VALUE       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
RATIOS                LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
50.00% or less           12   $  2,541,433    1.54%      5.722%    715     $    211,786    38.50%   72.42%     0.00%
50.01% to 55.00%          3      1,175,110    0.71       5.166     693          391,703    51.09    41.55      0.00
55.01% to 60.00%          5      1,756,963    1.07       6.679     705          351,393    58.04    36.26     52.36
60.01% to 65.00%         12      2,930,432    1.78       5.874     694          244,203    62.79    55.97     20.47
65.01% to 70.00%         17      4,726,647    2.87       6.161     705          278,038    68.49    35.64     32.15
70.01% to 75.00%         30      9,690,991    5.89       6.317     677          323,033    73.80    31.87     50.78
75.01% to 80.00%        363     86,747,158   52.69       6.608     686          238,973    79.83    27.57     54.81
80.01% to 85.00%         23      8,115,116    4.93       6.166     700          352,831    84.36    27.23     47.46
85.01% to 90.00%         95     28,932,521   17.57       6.582     710          304,553    89.78    26.53     34.61
90.01% to 95.00%         37      8,908,801    5.41       7.046     709          240,778    95.00    22.41     25.49
95.01% to 100.00%        49      9,122,072    5.54       7.492     713          186,165    99.78    38.71     32.59
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 21.67% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.67%.

MORTGAGE INSURANCE

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
MORTGAGE            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
INSURANCE             LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
No Mortgage
Insurance               444   $109,890,050   66.74%      6.515%    687     $    247,500    76.80%   30.30%    50.70%
PMI-Lender Paid         201     54,566,045   33.14       6.734     709          271,473    91.45    28.24     34.29
Mortgage
Guaranty
Insurance Corp.           1        191,150    0.12       7.125     663          191,150    84.99     0.00    100.00
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======

LOAN PURPOSE

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
LOAN PURPOSE          LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
Purchase                445   $103,766,787   63.02%      6.756%    697     $    233,184    83.69%   22.26%    46.08%
Refinance -
Cashout                 181     54,131,058   32.88       6.323     688          299,067    78.51    41.12     47.89
Refinance -
Rate/Term                20      6,749,400    4.10       6.127     702          337,470    75.81    49.68     12.98
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS


PROPERTY TYPE

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
PROPERTY TYPE         LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
Single Family           449   $112,429,160   68.28%      6.566%    691     $    250,399    81.46%   30.64%    45.31%
Planned Unit
Development             113    29,752,821    18.07       6.623     696          263,299    82.90    28.24     52.09
Two- to
Four-Family              48    15,179,008     9.22       6.598     709          316,229    81.11    25.50     33.20
Condominium              35     7,161,677     4.35       6.775     707          204,619    81.05    27.62     43.75
Rowhouse                  1       124,579     0.08       6.400     658          124,579    80.00     0.00      0.00
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======

DOCUMENTATION

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
DOCUMENTATION         LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
Stated
Documentation           387   $102,464,146   62.23%      6.751%    689     $    264,765    82.37%    0.00%    43.81%
Full
Documentation           207    48,705,150    29.58       6.162     702          235,291    80.21   100.00     46.86
No Documentation         31     6,497,665     3.95       7.228     710          209,602    82.20     0.00     44.56
Stated
Income/Stated
Asset                    11     4,453,348     2.70       6.733     708          404,850    78.80     0.00     65.32
No Ratio                 10     2,526,936     1.53       6.274     721          252,694    84.98     0.00     43.34
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======

OCCUPANCY

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
OCCUPANCY             LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
Primary                 623   $158,176,318   96.07%      6.572%    694     $    253,895    81.78%   29.30%    46.10%
Investment               19      4,790,371    2.91       6.975     702          252,125    77.51    31.25     18.47
Second Home               4      1,680,555    1.02       6.964     723          420,139    82.75    51.44     48.56
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS


MORTGAGE LOANS AGE SUMMARY AS OF CUT-OFF DATE

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS      MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
AGE (MONTHS)          LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
3                        11   $  2,912,612    1.77%      7.224%    701     $    264,783    84.07%    0.00%    80.52%
4                        94     25,278,163   15.35       6.666     696          268,917    82.07    18.59     52.79
5                       241     57,850,034   35.14       6.665     693          240,042    82.55    28.30     46.02
6                       242     61,860,312   37.57       6.492     693          255,621    80.42    35.27     44.48
7                        54     16,230,084    9.86       6.441     699          300,557    82.10    35.82     29.48
8                         3        433,365    0.26       6.791     719          144,455    86.05     0.00      0.00
9                         1         82,675    0.05       6.700     694           82,675    80.00     0.00      0.00
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
ORIGINAL               OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
PREPAYMENT          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
PENALTY TERM          LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
None                    119   $ 32,552,840   19.77%      6.983%    701     $    273,553    84.39%   12.05%    47.11%
12 Months                32      9,011,305    5.47       6.798     684          281,603    82.35    22.45     69.19
24 Months               200     56,025,165   34.03       6.522     686          280,126    83.12    30.16     62.95
36 Months               134     33,430,548   20.30       6.576     698          249,482    81.19    32.18     49.00
48 Months                 5        781,761    0.47       6.360     705          156,352    81.86    26.60      0.00
60 Months               156     32,845,626   19.95       6.271     700          210,549    76.78    45.35      4.25
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 35 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS


CREDIT SCORES

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
RANGE OF            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
CREDIT SCORES         LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
620 to 625               19   $  4,533,112    2.75%      6.660%    622     $    238,585    78.58%   37.53%    39.25%
626 to 650               94     23,964,412   14.56       6.599     638          254,941    77.11    25.44     50.09
651 to 675              138     32,480,379   19.73       6.802     664          235,365    81.83    26.09     39.88
676 to 700              142     37,266,606   22.63       6.639     687          262,441    83.24    26.25     53.65
701 to 725              104     25,606,745   15.55       6.605     713          246,219    82.42    27.53     41.54
726 to 750               78     20,699,201   12.57       6.414     737          265,374    84.20    26.81     41.26
751 to 775               45     12,868,865    7.82       6.337     762          285,975    82.14    44.61     46.32
776 to 800               19      5,109,312    3.10       6.124     787          268,911    80.19    68.74     38.26
801 to 813                7      2,118,613    1.29       6.255     803          302,659    76.55    37.65     37.38
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======

The Credit Scores of the Mortgage Loans as of the Statistical Calculation Date ranged from 620 to 813 and the weighted average Credit Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 694.

CREDIT GRADE

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
CREDIT GRADE          LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
PA1                     102   $ 27,445,392   16.67%      6.236%    752     $    269,072    74.92%   40.04%    50.42%
PA2                     112     27,318,173   16.59       6.591     696          243,912    77.23    20.07     52.81
PA3                     214     50,918,026   30.93       6.619     648          237,935    77.42    31.21     50.82
SA1                     162     44,019,170   26.74       6.609     720          271,723    91.19    30.89     38.65
SA2                      56     14,946,484    9.08       7.061     669          266,902    88.60    18.33     23.13
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  646   $164,647,245  100.00%      6.588%    694     $    254,872    81.67%   29.58%    45.32%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS


GROSS MARGINS

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
RANGE OF            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
GROSS MARGINS         LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%         46   $ 10,984,810    9.12%      6.877%    703     $    238,800    80.15%   12.97%    92.64%
2.501% to 3.000%          1        497,662    0.41       6.380     707          497,662    89.29   100.00      0.00
3.501% to 4.000%         11      3,804,358    3.16       5.807     708          345,851    83.42    50.70     68.87
4.001% to 4.500%         13      3,577,685    2.97       6.039     697          275,207    84.88    29.99     52.37
4.501% to 5.000%         48     16,626,016   13.80       6.139     701          346,375    80.14    43.38     68.91
5.001% to 5.500%         85     23,596,114   19.59       6.487     690          277,601    82.00    32.29     59.40
5.501% to 6.000%         97     28,192,531   23.41       6.583     684          290,645    82.66    19.77     55.45
6.001% to 6.500%         72     18,701,668   15.53       6.955     682          259,745    82.75    10.85     56.94
6.501% to 7.000%         39      8,414,995    6.99       7.374     666          215,769    84.52     8.78     41.06
7.001% to 7.500%         15      3,648,753    3.03       7.585     693          243,250    90.95     6.69     33.93
7.501% to 8.000%          8      1,342,701    1.11       7.985     737          167,838    92.20    10.04     47.93
8.001% to 8.500%          1        209,635    0.17       8.750     677          209,635   100.00     0.00      0.00
8.501% to 9.000%          4        856,155    0.71       8.990     733          214,039   100.00     0.00     85.46
                        ---   ------------  ------       -----     ---     ------------   ------   ------    ------
TOTAL:                  440   $120,453,082  100.00%      6.668%    690     $    273,757    82.73%   23.64%    60.18%
                        ===   ============  ======       =====     ===     ============   ======   ======    ======

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.140% per annum to 8.740% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.355% per annum.

MAXIMUM MORTGAGE RATES

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
MORTGAGE RATES        LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
11.500% or less          24   $  6,918,485    5.74%      5.643%    704     $    288,270    74.86%   43.99%    72.06%
11.501% to 12.000%       58     18,957,220   15.74       5.971     701          326,849    80.33    51.06     72.83
12.001% to 12.500%       68     23,493,475   19.50       6.284     683          345,492    82.43    33.41     70.16
12.501% to 13.000%       73     19,648,374   16.31       6.718     680          269,156    82.28    13.62     56.19
13.001% to 13.500%       52     15,214,009   12.63       6.915     688          292,577    83.92    10.28     45.46
13.501% to 14.000%       73     18,797,043   15.61       7.084     692          257,494    83.66    15.64     63.73
14.001% to 14.500%       52     10,806,655    8.97       7.305     697          207,820    86.48     6.11     46.03
14.501% to 15.000%       30      5,067,859    4.21       8.089     687          168,929    88.62     1.20     28.48
15.001% to 15.500%        7      1,058,428    0.88       8.193     675          151,204    85.41     0.00     54.50
15.501% to 16.000%        2        401,773    0.33       8.700     712          200,886    95.70     0.00     71.41
16.001% to 16.500%        1         89,762    0.07       9.350     737           89,762   100.00     0.00      0.00
                        ---   ------------  ------       -----     ---     ------------   ------   ------    ------
TOTAL:                  440   $120,453,082  100.00%      6.668%    690     $    273,757    82.73%   23.64%    60.18%
                        ===   ============  ======       =====     ===     ============   ======   ======    ======

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 16.350% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.935% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------
                            GROUP II MORTGAGE LOANS



NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE

                     NUMBER    AGGREGATE    PERCENT              WEIGHTED     AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF      WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE  PERCENT
NEXT RATE           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
ADJUSTMENT DATE       LOANS   OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
June 2006                 1   $    607,044    0.50%      4.990%    641     $    607,044    50.83%    0.00%     0.00%
March 2007                1         82,675    0.07       6.700     694           82,675    80.00     0.00      0.00
April 2007                1        174,732    0.15       7.000     709          174,732    95.00     0.00      0.00
May 2007                 20      6,583,329    5.47       6.802     689          329,166    85.99    31.56     45.55
June 2007               105     30,447,159   25.28       6.589     689          289,973    82.41    29.44     61.49
July 2007               128     32,373,584   26.88       6.732     683          252,919    84.78    23.51     54.35
August 2007              66     17,415,031   14.46       6.799     689          263,864    81.04    13.42     55.44
September 2007            8      2,481,020    2.06       7.183     709          310,128    84.78     0.00     94.52
April 2008                2        258,633    0.21       6.650     725          129,316    80.00     0.00      0.00
May 2008                  5      1,785,185    1.48       5.745     704          357,037    81.33    46.10    100.00
June 2008                22      6,849,090    5.69       6.516     692          311,322    82.63    17.74     63.31
July 2008                17      4,192,003    3.48       6.535     685          246,588    80.85    28.32     35.03
August 2008              14      3,646,384    3.03       6.485     716          260,456    85.57    49.42     65.90
September 2008            2        272,800    0.23       7.834     628          136,400    80.00     0.00      0.00
June 2010                10      2,755,792    2.29       6.596     680          275,579    79.07    35.61     91.02
July 2010                32      7,989,943    6.63       6.944     704          249,686    79.77    13.40     92.46
August 2010               6      2,538,676    2.11       6.063     716          423,113    82.35    15.95     50.70
                        ---   ------------  ------       -----     ---     ------------    -----   ------    ------
TOTAL:                  440   $120,453,082  100.00%      6.668%    690     $    273,757    82.73%   23.64%    60.18%
                        ===   ============  ======       =====     ===     ============    =====   ======    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


                              ASSUMED MORTGAGE POOL
                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                             ORIGINAL        REMAINING                                    ORIGINAL
                                                           AMORTIZATION    AMORTIZATION      ORIGINAL       REMAINING      MONTHS TO
                           NET      ORIGINAL   REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
CURRENT        MORTGAGE  MORTGAGE    TERM        TERM     (LESS IO TERM)  (LESS IO TERM)      TERM           TERM          PENALTY
BALANCE ($)      RATE(%)   RATE(%) (MONTHS)    (MONTHS)      (MONTHS)        (MONTHS)       (MONTHS)       (MONTHS)       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
   229,064.29    7.027     6.227      180         173           360             353            0              0              36
   161,597.12    6.175     5.375      360         356           480             476            0              0              24
   291,473.55    5.990     5.190      360         356           480             476            0              0              36
   243,737.21    7.562     6.762      180         175           180             175            0              0              0
   202,283.41    7.625     6.825      180         173           180             173            0              0              12
 1,115,241.56    6.810     6.010      180         175           180             175            0              0              36
   106,012.53    6.550     5.750      240         233           240             233            0              0              0
   480,512.10    6.214     5.414      240         234           240             234            0              0              36
 4,158,542.31    7.012     6.212      360         355           360             355            0              0              0
   902,680.55    6.546     5.746      360         353           360             353            0              0              12
   978,377.17    6.471     5.671      360         355           360             355            0              0              24
13,231,571.51    6.901     6.101      360         354           360             354            0              0              36
   233,296.59    6.950     6.150      360         355           300             300            60             55             0
   253,513.48    7.314     6.514      360         353           300             300            60             53             24
 1,043,091.25    6.729     5.929      360         354           300             300            60             54             36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS



                                                                   ORIGINAL         REMAINING
                                                                 AMORTIZATION     AMORTIZATION    ORIGINAL    REMAININ
                                 NET      ORIGINAL   REMAINING      TERM             TERM         INTEREST-   INTEREST-
CURRENT            MORTGAGE    MORTGAGE    TERM         TERM     (LESS IO TERM)   (LESS IO TERM)   TERM        TERM       GROSS
BALANCE ($)         RATE(%)     RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)    MARGIN(%)
-----------------------------------------------------------------------------------------------------------------------------------
    346,456.48      6.910       6.110       360         355          360              355             0           0         6.574
  1,471,016.89      6.374       5.574       360         355          360              355             0           0         5.767
    498,401.21      5.994       5.194       360         354          360              354             0           0         5.541
  1,751,824.45      6.784       5.984       360         353          360              353             0           0         6.534
    829,062.21      6.649       5.849       360         354          360              354             0           0         6.286
 16,639,302.21      7.282       6.482       360         355          360              355             0           0         5.833
  2,320,994.41      7.090       6.290       360         354          360              354             0           0         5.911
 39,457,021.69      7.053       6.253       360         355          360              355             0           0         6.001
  3,874,469.02      7.122       6.322       360         355          360              355             0           0         5.024
    104,675.79      6.125       5.325       360         354          360              354             0           0         3.25
     85,502.70      6.500       5.700       360         354          360              354             0           0         6.25
    314,611.20      5.750       4.950       360         355          480              475             0           0         5
  2,071,653.99      6.347       5.547       360         355          480              475             0           0         5.44
    557,288.33      6.868       6.068       360         354          360              354             0           0         6.618
  2,748,997.08      7.259       6.459       360         355          360              355             0           0         5.668
    374,794.98      7.666       6.866       360         355          360              355             0           0         6.229
    714,828.32      5.795       4.995       360         354          360              354             0           0         5.271
  9,447,156.65      6.539       5.739       360         354          360              354             0           0         5.724
    174,706.52      5.990       5.190       360         354          480              474             0           0         5
    687,246.53      6.501       5.701       360         355          360              355             0           0         4.002
  2,106,171.17      6.613       5.813       360         355          360              355             0           0         3.21
    165,048.48      5.250       4.450       360         355          480              475             0           0         5.15
    582,552.27      6.100       5.300       360         355          480              475             0           0         5.106
  2,868,872.50      6.639       5.839       360         355          336              336             24          19        4.966
    407,649.22      7.131       6.331       360         355          336              336             24          19        5.672
  7,568,973.67      6.858       6.058       360         355          336              336             24          19        5.043
  1,447,576.16      7.354       6.554       360         355          336              336             24          19        5.623
    405,304.23      5.466       4.666       360         356          324              324             36          32        3.032
  1,136,737.66      7.119       6.319       360         356          324              324             36          32        6.096
    283,455.36      7.900       7.100       360         355          324              324             36          31        6.047
  1,556,023.14      6.459       5.659       360         355          324              324             36          31        4.76
  1,194,575.77      7.809       7.009       360         355          300              300             60          55        6.574
  1,221,064.64      6.627       5.827       360         354          300              300             60          54        5.809
 12,805,870.03      6.466       5.666       360         354          300              300             60          54        5.838
    447,151.81      6.737       5.937       360         354          300              300             60          54        6.161
    606,335.89      7.042       6.242       360         354          300              300             60          54        6.559
  4,917,665.33      6.426       5.626       360         354          300              300             60          54        5.343
    591,892.90      6.313       5.513       360         356          300              300             60          56        3.633
    214,414.15      7.050       6.250       360         354          300              300             60          54        5.14
    155,531.06      6.750       5.950       360         356          300              300             60          56        5.04
    670,790.88      6.416       5.616       360         355          300              300             60          55        4.777
    538,817.93      7.444       6.644       360         354          240              240             120         114       2.375
     96,429.26      8.125       7.325       360         355          240              240             120         115       2.375
    156,308.72      5.750       4.950       360         355          240              240             120         115       2.25
  3,095,778.19      6.978       6.178       360         354          240              240             120         114       2.25
  1,609,497.83      6.863       6.063       360         355          240              240             120         115       2.25

                                                                                     NUMBER OF
                                                                                      MONTHS                   ORIGINAL
                      INITIAL                                             RATE       UNTIL NEXT                MONTHS TO
                       RATE                                              CHANGE        RATE                    PREPAYMENT
CURRENT               CHANGE      PERIODIC                  MINIMUM      FREQUENC   ADJUSTMENT                  PENALTY
BALANCE ($)            CAP(%)      CAP(%)       RATE(%)      RATE(%)     (MONTHS)      DATE          INDEX     EXPIRATION
-------------------------------------------------------------------------------------------------------------------------
    346,456.48          1.699       1.000        13.211       6.910         6            5          6M LIBOR       12
  1,471,016.89          1.293       1.000        13.080       6.374         6            3          6M LIBOR       24
    498,401.21          1.345       1.000        12.648       5.994         6            4          6M LIBOR       36
  1,751,824.45          2.000       2.000        12.784       6.784         12           17         1Y LIBOR       0
    829,062.21          2.000       2.000        12.649       6.649         12           18         1Y LIBOR       24
 16,639,302.21          2.922       1.000        13.863       7.070         6            19         6M LIBOR       0
  2,320,994.41          3.000       1.000        13.262       6.934         6            18         6M LIBOR       12
 39,457,021.69          2.985       1.003        13.387       6.925         6            19         6M LIBOR       24
  3,874,469.02          2.847       1.000        13.701       6.225         6            19         6M LIBOR       36
    104,675.79          3.000       1.000        12.125       3.250         6            18         6M LIBOR       6
     85,502.70          2.000       2.000        12.500       6.500         12           18         1Y LIBOR       24
    314,611.20          3.000       1.000        11.750       5.750         6            19         6M LIBOR       12
  2,071,653.99          3.000       1.000        12.347       6.347         6            19         6M LIBOR       24
    557,288.33          2.000       2.000        12.868       6.868         12           30         1Y LIBOR       36
  2,748,997.08          3.000       1.000        13.753       7.127         6            31         6M LIBOR       0
    374,794.98          3.000       1.000        13.666       6.229         6            31         6M LIBOR       12
    714,828.32          3.000       1.000        11.795       5.624         6            30         6M LIBOR       24
  9,447,156.65          2.968       1.071        12.705       6.348         6            30         6M LIBOR       36
    174,706.52          3.000       1.000        11.990       5.990         6            30         6M LIBOR       36
    687,246.53          3.579       1.000        12.922       5.205         6            55         6M LIBOR       0
  2,106,171.17          4.886       1.000        12.004       3.485         6            55         6M LIBOR       36
    165,048.48          5.000       1.000        11.250       5.250         6            55         6M LIBOR       24
    582,552.27          5.000       1.000        12.100       6.100         6            55         6M LIBOR       36
  2,868,872.50          3.000       1.000        13.639       6.639         6            19         6M LIBOR       0
    407,649.22          3.000       1.000        14.131       7.131         6            19         6M LIBOR       12
  7,568,973.67          3.000       1.000        13.858       6.858         6            19         6M LIBOR       24
  1,447,576.16          3.000       1.000        14.354       7.354         6            19         6M LIBOR       36
    405,304.23          2.000       2.000        11.466       5.466         12           32         1Y LIBOR       36
  1,136,737.66          3.000       1.000        13.764       7.119         6            32         6M LIBOR       0
    283,455.36          3.000       1.000        14.900       7.900         6            31         6M LIBOR       24
  1,556,023.14          3.000       1.000        13.459       6.459         6            31         6M LIBOR       36
  1,194,575.77          2.736       1.000        13.897       7.286         6            19         6M LIBOR       0
  1,221,064.64          2.773       1.000        12.854       6.627         6            18         6M LIBOR       12
 12,805,870.03          2.940       1.000        12.526       6.425         6            18         6M LIBOR       24
    447,151.81          3.000       1.000        12.737       6.737         6            30         6M LIBOR       0
    606,335.89          3.000       1.000        13.042       7.042         6            30         6M LIBOR       24
  4,917,665.33          2.929       1.098        12.497       6.152         6            30         6M LIBOR       36
    591,892.90          5.000       2.000        12.313       6.313         12           56         1Y LIBOR       36
    214,414.15          3.000       1.000        14.050       7.050         6            54         6M LIBOR       0
    155,531.06          3.000       1.000        13.750       6.750         6            56         6M LIBOR       24
    670,790.88          4.080       1.000        12.876       6.416         6            55         6M LIBOR       36
    538,817.93          3.000       1.000        13.444       2.375         6            18         6M LIBOR       0
     96,429.26          3.000       1.000        14.125       2.375         6            19         6M LIBOR       36
    156,308.72          4.000       1.000        10.750       2.250         6            31         6M LIBOR       0
  3,095,778.19          5.000       1.000        11.978       2.250         6            54         6M LIBOR       0
  1,609,497.83          5.000       1.000        11.863       2.250         6            55         6M LIBOR       36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


                       GROUP 2 FIXED RATE MORTGAGE LOANS

                                                               ORIGINAL       REMAINING                                   ORIGINAL
                                                              AMORTIZATION   AMORTIZATION   ORIGINAL       REMAINING      MONTHS TO
                            NET        ORIGINAL   REMAINING      TERM           TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
CURRENT         MORTGAGE  MORTGAGE      TERM       TERM      (LESS IO TERM) (LESS IO TERM)    TERM           TERM         PENALTY
BALANCE ($)      RATE(%)   RATE(%)     (MONTHS)   (MONTHS)      (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)      EXPIRATION
   137,644.99     7.650     6.850        180          176         360            356            0              0             36
   696,099.27     5.794     4.994        360          354         480            474            0              0             60
   686,428.45     5.877     5.077        180          176         180            176            0              0             36
   605,241.77     6.073     5.273        180          173         180            173            0              0             60
 1,249,201.43     5.989     5.189        240          235         240            235            0              0             60
   675,161.88     7.367     6.567        360          355         360            355            0              0              0
   323,742.57     6.944     6.144        360          355         360            355            0              0             12
   668,375.90     6.326     5.526        360          355         360            355            0              0             24
 8,906,742.42     6.516     5.716        360          354         360            354            0              0             36
   646,540.76     6.430     5.630        360          354         360            354            0              0             48
26,303,699.27     6.322     5.522        360          354         360            354            0              0             60
 1,217,370.14     6.854     6.054        360          354         300            300           60             54             36
   843,533.00     6.050     5.250        360          354         300            300           60             54             60


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS



                                                                   ORIGINAL         REMAINING
                                                                 AMORTIZATION     AMORTIZATION    ORIGINAL    REMAINING
                                 NET      ORIGINAL    REMAINING     TERM             TERM         INTEREST-   INTEREST-
CURRENT            MORTGAGE    MORTGAGE    TERM         TERM     (LESS IO TERM)   (LESS IO TERM)   TERM        TERM       GROSS
BALANCE ($)         RATE(%)     RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)    MARGIN(%)
-----------------------------------------------------------------------------------------------------------------------------------
   590,089.16       4.990       4.190        360          354         360             354            0            0           4.74
   773,081.78       6.893       6.093        360          354         360             354            0            0          6.457
   318,531.92       8.264       7.464        360          354         360             354            0            0          8.014
13,017,893.27       6.988       6.188        360          355         360             355            0            0          5.734
 2,272,275.85       6.643       5.843        360          355         360             355            0            0          5.586
18,579,018.08       6.741       5.941        360          355         360             355            0            0          5.703
   914,435.73       7.780       6.980        360          355         360             355            0            0          6.153
   113,385.12       5.960       5.160        360          354         360             354            0            0           5.71
   772,031.81       6.485       5.685        360          355         360             355            0            0          6.235
   411,999.85       6.990       6.190        360          356         480             476            0            0           5.99
   639,402.94       7.196       6.396        360          354         360             354            0            0          6.946
 1,200,176.76       7.421       6.621        360          355         360             355            0            0          5.314
   102,650.50       6.950       6.150        360          356         360             356            0            0           5.24
   201,728.08       6.250       5.450        360          355         360             355            0            0           5.25
 4,671,773.52       6.474       5.674        360          355         360             355            0            0          5.739
   430,036.39       6.792       5.992        360          356         360             356            0            0          4.101
 1,256,732.56       6.186       5.386        360          356         360             356            0            0          4.314
   355,751.69       7.000       6.200        360          354         360             354            0            0          5.048
 3,762,998.60       6.825       6.025        360          355         336             336           24           19           5.13
 1,620,893.63       6.850       6.050        360          356         336             336           24           20          5.223
 9,422,774.29       6.682       5.882        360          355         336             336           24           19          4.994
 1,487,144.95       7.435       6.635        360          356         336             336           24           20          5.572
 1,695,385.79       6.086       5.286        360          356         324             324           36           32           5.14
   472,172.87       7.083       6.283        360          356         324             324           36           32          5.502
 5,143,128.59       7.071       6.271        360          356         300             300           60           56          6.302
 3,721,689.68       6.969       6.169        360          354         300             300           60           54          6.247
23,753,635.89       6.311       5.511        360          354         300             300           60           54          5.776
   142,213.72       5.990       5.190        360          353         300             300           60           53           5.74
    99,331.04       5.875       5.075        360          353         300             300           60           53           2.25
   718,359.10       6.200       5.400        360          354         300             300           60           54           5.95
   684,336.68       5.250       4.450        360          353         300             300           60           53              5
 6,043,839.35       6.403       5.603        360          354         300             300           60           54          5.211
   419,933.87       5.875       5.075        360          356         300             300           60           56              5
 2,557,368.10       6.192       5.392        360          355         300             300           60           55          4.798
   202,190.38       6.500       5.700        360          355         240             240          120          115          2.375
   626,790.18       7.046       6.246        360          354         240             240          120          114          2.375
 4,004,823.49       7.241       6.441        360          355         240             240          120          115           2.25
 3,518,361.06       6.747       5.947        360          355         240             240          120          115           2.25
   370,358.34       6.302       5.502        360          355         240             240          120          115           2.25

                                                                                    NUMBER OF
                                                                                      MONTHS                   ORIGINAL
                      INITIAL                                             RATE       UNTIL NEXT                MONTHS TO
                       RATE                                              CHANGE        RATE                    PREPAYMENT
CURRENT               CHANGE      PERIODIC                  MINIMUM     FREQUENCY   ADJUSTMENT                  PENALTY
BALANCE ($)            CAP(%)      CAP(%)       RATE(%)      RATE(%)     (MONTHS)      DATE          INDEX     EXPIRATION
-------------------------------------------------------------------------------------------------------------------------
   590,089.16          2.000        1.000        10.990      4.990         6              6         6M LIBOR        60
   773,081.78          2.000        2.000        12.893      6.622        12             18         1Y LIBOR         0
   318,531.92          2.000        2.000        14.264      8.264        12             18         1Y LIBOR        24
13,017,893.27          2.747        1.000        13.556      6.726         6             19         6M LIBOR         0
 2,272,275.85          3.000        1.000        12.978      6.359         6             19         6M LIBOR        12
18,579,018.08          3.000        1.000        13.109      6.584         6             19         6M LIBOR        24
   914,435.73          3.000        1.000        14.638      7.421         6             19         6M LIBOR        36
   113,385.12          3.000        1.000        11.960      5.960         6             18         6M LIBOR        48
   772,031.81          3.000        1.000        12.485      6.485         6             19         6M LIBOR        60
   411,999.85          3.000        1.000        12.990      6.990         6             20         6M LIBOR        24
   639,402.94          2.000        2.000        13.196      7.133        12             30         1Y LIBOR         0
 1,200,176.76          3.000        1.167        13.874      6.849         6             31         6M LIBOR         0
   102,650.50          3.000        1.000        13.950      6.950         6             32         6M LIBOR        12
   201,728.08          3.000        1.000        12.250      5.250         6             31         6M LIBOR        24
 4,671,773.52          3.000        1.000        12.817      6.322         6             31         6M LIBOR        36
   430,036.39          3.581        1.000        13.211      5.193         6             56         6M LIBOR         0
 1,256,732.56          5.000        1.000        11.912      5.024         6             56         6M LIBOR        36
   355,751.69          3.648        1.000        12.676      5.217         6             54         6M LIBOR        60
 3,762,998.60          3.000        1.000        13.825      6.825         6             19         6M LIBOR         0
 1,620,893.63          3.000        1.000        13.850      6.850         6             20         6M LIBOR        12
 9,422,774.29          3.000        1.000        13.682      6.682         6             19         6M LIBOR        24
 1,487,144.95          3.000        1.000        14.435      7.435         6             20         6M LIBOR        36
 1,695,385.79          3.000        1.000        12.638      6.086         6             32         6M LIBOR         0
   472,172.87          3.000        1.000        14.083      7.083         6             32         6M LIBOR        36
 5,143,128.59          2.421        1.000        13.291      6.508         6             20         6M LIBOR         0
 3,721,689.68          2.875        1.000        13.094      6.969         6             18         6M LIBOR        12
23,753,635.89          2.981        1.000        12.330      6.305         6             18         6M LIBOR        24
   142,213.72          3.000        1.000        11.990      5.990         6             17         6M LIBOR        60
    99,331.04          3.000        2.000        11.875      5.875         6             29         6M LIBOR         0
   718,359.10          3.000        1.000        12.200      6.200         6             30         6M LIBOR        12
   684,336.68          3.000        1.000        11.250      5.250         6             29         6M LIBOR        24
 6,043,839.35          2.920        1.112        12.484      6.403         6             30         6M LIBOR        36
   419,933.87          5.000        1.000        11.875      5.875         6             56         6M LIBOR        24
 2,557,368.10          4.088        1.000        12.648      6.192         6             55         6M LIBOR        36
   202,190.38          3.000        1.000        12.500      2.375         6             19         6M LIBOR         0
   626,790.18          3.000        1.000        13.046      2.375         6             18         6M LIBOR        36
 4,004,823.49          5.000        1.000        12.241      2.250         6             55         6M LIBOR         0
 3,518,361.06          5.000        1.000        11.747      2.250         6             55         6M LIBOR        36
   370,358.34          5.000        1.000        11.302      2.250         6             55         6M LIBOR        60


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


                CLASS A-1A CERTIFICATES ONE MONTH LIBOR CAP TABLE


             BEGINNING            ENDING          NOTIONAL                 1ML STRIKE      1ML STRIKE
PERIOD       ACCRUAL             ACCRUAL          BALANCE ($)               LOWER            UPPER
                                                                           COLLAR (%)      COLLAR (%)
-----------------------------------------------------------------------------------------------------
 1          12/28/2005           1/25/2006          136,357,000               6.251          9.740
 2           1/25/2006           2/25/2006          133,933,798               5.621          9.740
 3           2/25/2006           3/25/2006          131,379,983               6.252          9.740
 4           3/25/2006           4/25/2006          128,494,643               5.633          9.740
 5           4/25/2006           5/25/2006          125,291,245               5.834          9.740
 6           5/25/2006           6/25/2006          121,809,177               5.641          9.740
 7           6/25/2006           7/25/2006          118,079,087               5.838          9.740
 8           7/25/2006           8/25/2006          114,215,599               5.642          9.740
 9           8/25/2006           9/25/2006          110,456,418               5.641          9.740
10           9/25/2006          10/25/2006          106,804,503               5.847          9.740
11          10/25/2006          11/25/2006          103,256,913               5.653          9.740
12          11/25/2006          12/25/2006           99,810,530               5.853          9.740
13          12/25/2006           1/25/2007           96,462,408               5.655          9.740
14           1/25/2007           2/25/2007           93,209,680               5.655          9.740
15           2/25/2007           3/25/2007           90,049,596               6.289          9.740
16           3/25/2007           4/25/2007           86,979,484               5.664          9.740
17           4/25/2007           5/25/2007           83,966,330               5.864          9.740
18           5/25/2007           6/25/2007           80,373,215               5.690          9.740
19           6/25/2007           7/25/2007           75,417,407               6.204          9.740
20           7/25/2007           8/25/2007           70,689,757               7.361          9.740
21           8/25/2007           9/25/2007           66,225,634               7.348          9.740
22           9/25/2007          10/25/2007           62,018,970               7.598          9.740
23          10/25/2007          11/25/2007           58,425,255               7.331          9.740
24          11/25/2007          12/25/2007           55,882,546               7.580          9.740
25          12/25/2007           1/25/2008           53,448,994               7.420          9.740
26           1/25/2008           2/25/2008           51,096,931               7.859          9.740
27           2/25/2008           3/25/2008           48,826,261               8.411          9.740
28           3/25/2008           4/25/2008           46,631,358               7.852          9.740
29           4/25/2008           5/25/2008           44,509,691               8.117          9.740
30           5/25/2008           6/25/2008           42,458,715               7.860          9.740
31           6/25/2008           7/25/2008           40,476,121               8.520          9.740
32           7/25/2008           8/25/2008           38,560,897               8.751          9.740
33           8/25/2008           9/25/2008           36,710,900               8.765          9.740
34           9/25/2008          10/25/2008           34,921,695               9.062          9.740
35          10/25/2008          11/25/2008           33,191,653               8.752          9.740
36          11/25/2008          12/25/2008           31,518,732               9.041          9.740
37          12/25/2008           1/25/2009           29,900,974               8.920          9.740
38           1/25/2009           2/25/2009           29,900,974               9.361          9.740
39           2/25/2009           3/25/2009           29,900,974               9.740          9.740
40           3/25/2009           4/25/2009           29,900,974               9.340          9.740
41           4/25/2009           5/25/2009           29,900,974               9.646          9.740
42           5/25/2009           6/25/2009           29,900,974               9.329          9.740
43           6/25/2009           7/25/2009           29,589,763               9.740          9.740
44           7/25/2009           8/25/2009           28,641,112               9.665          9.740
45           8/25/2009           9/25/2009           27,724,140               9.659          9.740
46           9/25/2009          10/25/2009           26,837,287               9.740          9.740
47          10/25/2009          11/25/2009           25,979,495               9.624          9.740
48          11/25/2009          12/25/2009           25,149,782               9.740          9.740
49          12/25/2009           1/25/2010           24,347,201               9.674          9.740
50           1/25/2010           2/25/2010           23,570,958               9.682          9.740
51           2/25/2010           3/25/2010           22,820,090               9.740          9.740
52           3/25/2010           4/25/2010           22,093,700               9.651          9.740
53           4/25/2010           5/25/2010           21,390,951               9.740          9.740
54           5/25/2010           6/25/2010           20,711,049               9.613          9.740
55           6/25/2010           7/25/2010           20,053,143               9.740          9.740
56           7/25/2010           8/25/2010           19,415,171               9.740          9.740
57           8/25/2010           9/25/2010           18,797,978               9.740          9.740
58           9/25/2010          10/25/2010           18,200,743               9.740          9.740
59          10/25/2010          11/25/2010           17,622,832               9.740          9.740
60          11/25/2010          12/25/2010           17,063,597               9.740          9.740
61          12/25/2010           1/25/2011           16,522,412               9.740          9.740
62           1/25/2011           2/25/2011           15,998,677               9.738          9.740
63           2/25/2011           3/25/2011           15,491,829               9.740          9.740
64           3/25/2011           4/25/2011           15,001,281               9.696          9.740
65           4/25/2011           5/25/2011           14,526,487               9.740          9.740
66           5/25/2011           6/25/2011           14,066,922               9.652          9.740
67           6/25/2011           7/25/2011           13,622,079               9.740          9.740
68           7/25/2011           8/25/2011           13,191,467               9.616          9.740
69           8/25/2011           9/25/2011           12,774,624               9.597          9.740
70           9/25/2011          10/25/2011           12,371,085               9.740          9.740
71          10/25/2011          11/25/2011           11,980,404               9.552          9.740
72          11/25/2011          12/25/2011           11,602,155               9.740          9.740
73          12/25/2011           1/25/2012           11,235,926               9.508          9.740
74           1/25/2012           2/25/2012           10,881,319               9.489          9.740
75           2/25/2012           3/25/2012           10,537,953               9.740          9.740
76           3/25/2012           4/25/2012           10,205,454               9.444          9.740


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


                CLASS A-2 CERTIFICATES ONE MONTH LIBOR CAP TABLE


             BEGINNING            ENDING             NOTIONAL               1ML STRIKE    1ML STRIKE
PERIOD        ACCRUAL             ACCRUAL           BALANCE ($)               LOWER         UPPER
                                                                             COLLAR (%)    COLLAR (%)
-----------------------------------------------------------------------------------------------------
 1          12/28/2005           1/25/2006          140,843,000               5.942          9.740
 2           1/25/2006           2/25/2006          138,405,273               5.342          9.740
 3           2/25/2006           3/25/2006          135,836,183               5.942          9.740
 4           3/25/2006           4/25/2006          132,933,741               5.342          9.740
 5           4/25/2006           5/25/2006          129,708,431               5.529          9.740
 6           5/25/2006           6/25/2006          126,246,237               5.342          9.740
 7           6/25/2006           7/25/2006          122,566,039               5.535          9.740
 8           7/25/2006           8/25/2006          118,779,737               5.348          9.740
 9           8/25/2006           9/25/2006          115,063,283               5.347          9.740
10           9/25/2006          10/25/2006          111,448,840               5.534          9.740
11          10/25/2006          11/25/2006          107,933,541               5.346          9.740
12          11/25/2006          12/25/2006          104,514,608               5.532          9.740
13          12/25/2006           1/25/2007          101,189,342               5.348          9.740
14           1/25/2007           2/25/2007           97,955,181               5.347          9.740
15           2/25/2007           3/25/2007           94,809,510               5.948          9.740
16           3/25/2007           4/25/2007           91,749,849               5.346          9.740
17           4/25/2007           5/25/2007           88,757,426               5.532          9.740
18           5/25/2007           6/25/2007           85,192,854               5.348          9.740
19           6/25/2007           7/25/2007           80,651,916               6.032          9.740
20           7/25/2007           8/25/2007           76,116,441               6.639          9.740
21           8/25/2007           9/25/2007           71,817,148               6.758          9.740
22           9/25/2007          10/25/2007           67,746,752               6.971          9.740
23          10/25/2007          11/25/2007           64,265,057               6.720          9.740
24          11/25/2007          12/25/2007           61,590,718               6.943          9.740
25          12/25/2007           1/25/2008           59,138,438               6.857          9.740
26           1/25/2008           2/25/2008           56,764,058               7.110          9.740
27           2/25/2008           3/25/2008           54,466,831               7.657          9.740
28           3/25/2008           4/25/2008           52,242,455               7.135          9.740
29           4/25/2008           5/25/2008           50,088,388               7.369          9.740
30           5/25/2008           6/25/2008           48,002,303               7.124          9.740
31           6/25/2008           7/25/2008           45,981,930               7.637          9.740
32           7/25/2008           8/25/2008           44,024,941               7.715          9.740
33           8/25/2008           9/25/2008           42,131,331               7.783          9.740
34           9/25/2008          10/25/2008           40,296,518               8.034          9.740
35          10/25/2008          11/25/2008           38,519,013               7.750          9.740
36          11/25/2008          12/25/2008           36,796,933               8.006          9.740
37          12/25/2008           1/25/2009           35,128,451               7.901          9.740
38           1/25/2009           2/25/2009           35,128,451               8.158          9.740
39           2/25/2009           3/25/2009           35,128,451               9.101          9.740
40           3/25/2009           4/25/2009           35,128,451               8.176          9.740
41           4/25/2009           5/25/2009           35,128,451               8.436          9.740
42           5/25/2009           6/25/2009           35,128,451               8.139          9.740
43           6/25/2009           7/25/2009           34,803,510               8.462          9.740
44           7/25/2009           8/25/2009           33,810,817               8.344          9.740
45           8/25/2009           9/25/2009           32,849,257               8.370          9.740
46           9/25/2009          10/25/2009           31,917,406               8.635          9.740
47          10/25/2009          11/25/2009           31,014,228               8.325          9.740
48          11/25/2009          12/25/2009           30,138,793               8.592          9.740
49          12/25/2009           1/25/2010           29,290,202               8.314          9.740
50           1/25/2010           2/25/2010           28,467,588               8.319          9.740
51           2/25/2010           3/25/2010           27,670,181               9.225          9.740
52           3/25/2010           4/25/2010           26,897,123               8.285          9.740
53           4/25/2010           5/25/2010           26,147,603               8.546          9.740
54           5/25/2010           6/25/2010           25,420,864               8.239          9.740
55           6/25/2010           7/25/2010           24,716,113               8.510          9.740
56           7/25/2010           8/25/2010           24,030,186               8.436          9.740
57           8/25/2010           9/25/2010           23,364,871               8.461          9.740
58           9/25/2010          10/25/2010           22,719,570               8.726          9.740
59          10/25/2010          11/25/2010           22,093,767               8.411          9.740
60          11/25/2010          12/25/2010           21,486,837               8.674          9.740
61          12/25/2010           1/25/2011           20,898,179               8.362          9.740
62           1/25/2011           2/25/2011           20,327,213               8.348          9.740
63           2/25/2011           3/25/2011           19,773,397               9.250          9.740
64           3/25/2011           4/25/2011           19,236,174               8.304          9.740
65           4/25/2011           5/25/2011           18,715,003               8.563          9.740
66           5/25/2011           6/25/2011           18,209,373               8.253          9.740
67           6/25/2011           7/25/2011           17,718,793               8.512          9.740
68           7/25/2011           8/25/2011           17,242,789               8.214          9.740
69           8/25/2011           9/25/2011           16,780,916               8.191          9.740
70           9/25/2011          10/25/2011           16,332,714               8.446          9.740
71          10/25/2011          11/25/2011           15,897,749               8.140          9.740
72          11/25/2011          12/25/2011           15,475,605               8.393          9.740
73          12/25/2011           1/25/2012           15,065,879               8.089          9.740
74           1/25/2012           2/25/2012           14,668,183               8.067          9.740
75           2/25/2012           3/25/2012           14,282,146               8.616          9.740
76           3/25/2012           4/25/2012           13,907,399               8.018          9.740


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


               SUBORDINATE CERTIFICATES ONE MONTH LIBOR CAP TABLE


           BEGINNING         ENDING            NOTIONAL           1ML STRIKE   1ML STRIKE
PERIOD     ACCRUAL           ACCRUAL          BALANCE ($)           LOWER        UPPER
                                                                  COLLAR (%)    COLLAR (%)
------------------------------------------------------------------------------------------
 1        12/28/2005         1/25/2006        36,225,000             5.644        9.290
 2         1/25/2006         2/25/2006        36,225,000             5.029        9.290
 3         2/25/2006         3/25/2006        36,225,000             5.644        9.290
 4         3/25/2006         4/25/2006        36,225,000             5.035        9.290
 5         4/25/2006         5/25/2006        36,225,000             5.229        9.290
 6         5/25/2006         6/25/2006        36,225,000             5.039        9.290
 7         6/25/2006         7/25/2006        36,225,000             5.234        9.290
 8         7/25/2006         8/25/2006        36,225,000             5.042        9.290
 9         8/25/2006         9/25/2006        36,225,000             5.042        9.290
10         9/25/2006        10/25/2006        36,225,000             5.238        9.290
11        10/25/2006        11/25/2006        36,225,000             5.047        9.290
12        11/25/2006        12/25/2006        36,225,000             5.240        9.290
13        12/25/2006         1/25/2007        36,225,000             5.049        9.290
14         1/25/2007         2/25/2007        36,225,000             5.049        9.290
15         2/25/2007         3/25/2007        36,225,000             5.665        9.290
16         3/25/2007         4/25/2007        36,225,000             5.052        9.290
17         4/25/2007         5/25/2007        36,225,000             5.246        9.290
18         5/25/2007         6/25/2007        36,225,000             5.067        9.290
19         6/25/2007         7/25/2007        36,225,000             5.667        9.290
20         7/25/2007         8/25/2007        36,225,000             6.544        9.290
21         8/25/2007         9/25/2007        36,225,000             6.598        9.290
22         9/25/2007        10/25/2007        36,225,000             6.829        9.290
23        10/25/2007        11/25/2007        36,225,000             6.571        9.290
24        11/25/2007        12/25/2007        36,225,000             6.807        9.290
25        12/25/2007         1/25/2008        36,225,000             6.684        9.290
26         1/25/2008         2/25/2008        36,225,000             7.029        9.290
27         2/25/2008         3/25/2008        36,225,000             7.578        9.290
28         3/25/2008         4/25/2008        36,225,000             7.038        9.290
29         4/25/2008         5/25/2008        36,225,000             7.287        9.290
30         5/25/2008         6/25/2008        36,225,000             7.036        9.290
31         6/25/2008         7/25/2008        36,225,000             7.621        9.290
32         7/25/2008         8/25/2008        36,225,000             7.775        9.290
33         8/25/2008         9/25/2008        36,225,000             7.816        9.290
34         9/25/2008        10/25/2008        36,225,000             8.090        9.290
35        10/25/2008        11/25/2008        36,225,000             7.793        9.290
36        11/25/2008        12/25/2008        36,225,000             8.065        9.290
37        12/25/2008         1/25/2009        36,225,000             7.952        9.290
38         1/25/2009         2/25/2009        33,202,533             8.300        9.290
39         2/25/2009         3/25/2009        30,214,579             9.282        9.290
40         3/25/2009         4/25/2009        27,322,629             8.299        9.290
41         4/25/2009         5/25/2009        24,523,320             8.582        9.290
42         5/25/2009         6/25/2009        21,813,558             8.276        9.290
43         6/25/2009         7/25/2009        19,826,577             8.652        9.290
44         7/25/2009         8/25/2009        19,228,840             8.546        9.290
45         8/25/2009         9/25/2009        18,650,443             8.556        9.290
46         9/25/2009        10/25/2009        18,090,468             8.845        9.290
47        10/25/2009        11/25/2009        17,548,268             8.517        9.290
48        11/25/2009        12/25/2009        17,023,256             8.806        9.290
49        12/25/2009         1/25/2010        16,514,863             8.536        9.290
50         1/25/2010         2/25/2010        16,022,578             8.544        9.290
51         2/25/2010         3/25/2010        15,525,453             9.290        9.290
52         3/25/2010         4/25/2010        15,017,608             8.511        9.290
53         4/25/2010         5/25/2010        14,525,742             8.798        9.290
54         5/25/2010         6/25/2010        14,049,329             8.470        9.290
55         6/25/2010         7/25/2010        13,587,814             8.807        9.290
56         7/25/2010         8/25/2010        13,139,425             8.674        9.290
57         8/25/2010         9/25/2010        12,705,055             8.690        9.290
58         9/25/2010        10/25/2010        12,284,223             8.981        9.290
59        10/25/2010        11/25/2010        11,876,539             8.646        9.290
60        11/25/2010        12/25/2010        11,481,573             8.934        9.290
61        12/25/2010         1/25/2011        11,098,909             8.602        9.290
62         1/25/2011         2/25/2011        10,728,146             8.593        9.290
63         2/25/2011         3/25/2011        10,368,912             9.290        9.290
64         3/25/2011         4/25/2011        10,020,818             8.552        9.290
65         4/25/2011         5/25/2011         9,683,497             8.838        9.290
66         5/25/2011         6/25/2011         9,356,597             8.507        9.290
67         6/25/2011         7/25/2011         9,039,780             8.792        9.290
68         7/25/2011         8/25/2011         8,732,720             8.472        9.290
69         8/25/2011         9/25/2011         8,435,109             8.452        9.290
70         9/25/2011        10/25/2011         8,146,635             8.734        9.290
71        10/25/2011        11/25/2011         7,866,998             8.407        9.290
72        11/25/2011        12/25/2011         7,595,915             8.688        9.290
73        12/25/2011         1/25/2012         7,333,108             8.362        9.290
74         1/25/2012         2/25/2012         7,078,312             8.344        9.290
75         2/25/2012         3/25/2012         6,831,272             8.945        9.290
76         3/25/2012         4/25/2012         6,591,736             8.300        9.290


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


         CLASS A-1A CERTIFICATES HYPOTHETICAL AVAILABLE FUNDS CAP TABLE


                                                    AVAIL.           AVAIL.
                                   PAYMENT          FUNDS CAP        FUNDS CAP
PERIOD                             DATE             (%) (1)(3)       (%) (2)(3)
-------------------------------------------------------------------------------
 1                                 1/25/2006        6.511            6.511
 2                                 2/25/2006        5.881            10.000
 3                                 3/25/2006        6.512            10.000
 4                                 4/25/2006        5.893            10.000
 5                                 5/25/2006        6.094            10.000
 6                                 6/25/2006        5.901            10.000
 7                                 7/25/2006        6.098            10.000
 8                                 8/25/2006        5.902            10.000
 9                                 9/25/2006        5.901            10.000
10                                 10/25/2006       6.107            10.000
11                                 11/25/2006       5.913            10.000
12                                 12/25/2006       6.113            10.000
13                                 1/25/2007        5.915            10.000
14                                 2/25/2007        5.915            10.000
15                                 3/25/2007        6.549            10.000
16                                 4/25/2007        5.924            10.000
17                                 5/25/2007        6.124            10.000
18                                 6/25/2007        5.950            10.000
19                                 7/25/2007        6.452            10.000
20                                 8/25/2007        7.591            10.000
21                                 9/25/2007        7.579            10.000
22                                 10/25/2007       7.826            10.000
23                                 11/25/2007       7.559            10.000
24                                 12/25/2007       7.807            10.000
25                                 1/25/2008        7.638            10.000
26                                 2/25/2008        7.818            10.000
27                                 3/25/2008        8.350            10.000
28                                 4/25/2008        7.804            10.000
29                                 5/25/2008        8.057            10.000
30                                 6/25/2008        7.810            10.000
31                                 7/25/2008        8.367            10.000
32                                 8/25/2008        8.174            10.000
33                                 9/25/2008        8.191            10.000
34                                 10/25/2008       8.455            10.000
35                                 11/25/2008       8.173            10.000
36                                 12/25/2008       8.436            10.000
37                                 1/25/2009        8.228            10.000
38                                 2/25/2009        8.220            10.000
39                                 3/25/2009        9.095            10.642
40                                 4/25/2009        8.205            10.000
41                                 5/25/2009        8.468            10.000
42                                 6/25/2009        8.191            10.000
43                                 7/25/2009        8.464            10.019
44                                 8/25/2009        8.181            10.000
45                                 9/25/2009        8.172            10.000
46                                 10/25/2009       8.433            10.231
47                                 11/25/2009       8.151            10.000
48                                 12/25/2009       8.412            10.195
49                                 1/25/2010        8.131            10.000
50                                 2/25/2010        8.120            10.000
51                                 3/25/2010        8.979            10.994
52                                 4/25/2010        8.099            10.000
53                                 5/25/2010        8.358            10.222
54                                 6/25/2010        8.078            10.000
55                                 7/25/2010        8.340            10.275
56                                 8/25/2010        8.106            10.080
57                                 9/25/2010        8.105            10.087
58                                 10/25/2010       8.363            10.401
59                                 11/25/2010       8.082            10.045
60                                 12/25/2010       8.339            10.358
61                                 1/25/2011        8.059            10.004
62                                 2/25/2011        8.047            10.000
63                                 3/25/2011        8.897            11.046
64                                 4/25/2011        8.024            10.000
65                                 5/25/2011        8.279            10.265
66                                 6/25/2011        8.000            10.000
67                                 7/25/2011        8.255            10.221
68                                 8/25/2011        7.976            10.000
69                                 9/25/2011        7.964            10.000
70                                 10/25/2011       8.217            10.163
71                                 11/25/2011       7.940            10.000
72                                 12/25/2011       8.192            10.116
73                                 1/25/2012        7.916            10.000
74                                 2/25/2012        7.904            10.000
75                                 3/25/2012        8.436            10.398
76                                 4/25/2012        7.879            10.000


1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 4.3547%, 4.6549% and 4.8491%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 4.3547%, 4.6549% and 4.8491% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


          CLASS A-2 CERTIFICATES HYPOTHETICAL AVAILABLE FUNDS CAP TABLE


                                                     AVAIL.           AVAIL.
                                   PAYMENT         FUNDS CAP        FUNDS CAP
PERIOD                              DATE          (%) (1)(3)       (%) (2)(3)
--------------------------------------------------------------------------------
 1                                 1/25/2006        6.202             6.202
 2                                 2/25/2006        5.602            10.000
 3                                 3/25/2006        6.202            10.000
 4                                 4/25/2006        5.602            10.000
 5                                 5/25/2006        5.789            10.000
 6                                 6/25/2006        5.602            10.000
 7                                 7/25/2006        5.795            10.000
 8                                 8/25/2006        5.608            10.000
 9                                 9/25/2006        5.607            10.000
10                                 10/25/2006       5.794            10.000
11                                 11/25/2006       5.606            10.000
12                                 12/25/2006       5.792            10.000
13                                 1/25/2007        5.608            10.000
14                                 2/25/2007        5.607            10.000
15                                 3/25/2007        6.208            10.000
16                                 4/25/2007        5.606            10.000
17                                 5/25/2007        5.792            10.000
18                                 6/25/2007        5.608            10.000
19                                 7/25/2007        6.281            10.000
20                                 8/25/2007        6.883            10.000
21                                 9/25/2007        7.000            10.000
22                                 10/25/2007       7.213            10.000
23                                 11/25/2007       6.963            10.000
24                                 12/25/2007       7.186            10.000
25                                 1/25/2008        7.094            10.000
26                                 2/25/2008        7.203            10.000
27                                 3/25/2008        7.721            10.000
28                                 4/25/2008        7.212            10.000
29                                 5/25/2008        7.442            10.000
30                                 6/25/2008        7.202            10.000
31                                 7/25/2008        7.575            10.000
32                                 8/25/2008        7.411            10.000
33                                 9/25/2008        7.448            10.000
34                                 10/25/2008       7.683            10.000
35                                 11/25/2008       7.423            10.000
36                                 12/25/2008       7.660            10.000
37                                 1/25/2009        7.420            10.000
38                                 2/25/2009        7.429            10.000
39                                 3/25/2009        8.218            10.000
40                                 4/25/2009        7.409            10.000
41                                 5/25/2009        7.643            10.000
42                                 6/25/2009        7.384            10.000
43                                 7/25/2009        7.626            10.000
44                                 8/25/2009        7.367            10.000
45                                 9/25/2009        7.353            10.000
46                                 10/25/2009       7.585            10.000
47                                 11/25/2009       7.326            10.000
48                                 12/25/2009       7.557            10.000
49                                 1/25/2010        7.299            10.000
50                                 2/25/2010        7.286            10.000
51                                 3/25/2010        8.051            10.000
52                                 4/25/2010        7.258            10.000
53                                 5/25/2010        7.486            10.000
54                                 6/25/2010        7.231            10.000
55                                 7/25/2010        7.464            10.000
56                                 8/25/2010        7.244            10.000
57                                 9/25/2010        7.256            10.000
58                                 10/25/2010       7.483            10.000
59                                 11/25/2010       7.227            10.000
60                                 12/25/2010       7.453            10.000
61                                 1/25/2011        7.198            10.000
62                                 2/25/2011        7.184            10.000
63                                 3/25/2011        7.938            10.000
64                                 4/25/2011        7.155            10.000
65                                 5/25/2011        7.379            10.000
66                                 6/25/2011        7.126            10.000
67                                 7/25/2011        7.349            10.000
68                                 8/25/2011        7.097            10.000
69                                 9/25/2011        7.083            10.000
70                                 10/25/2011       7.304            10.000
71                                 11/25/2011       7.054            10.000
72                                 12/25/2011       7.274            10.000
73                                 1/25/2012        7.025            10.000
74                                 2/25/2012        7.011            10.000
75                                 3/25/2012        7.479            10.000
76                                 4/25/2012        6.983            10.000

1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 4.3547%, 4.6549% and 4.8491%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 4.3547%, 4.6549% and 4.8491% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.


--------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


        SUBORDINATED CERTIFICATES HYPOTHETICAL AVAILABLE FUNDS CAP TABLE


                                                       AVAIL.           AVAIL.
                                      PAYMENT         FUNDS CAP        FUNDS CAP
PERIOD                                 DATE          (%) (1)(3)       (%) (2)(3)
--------------------------------------------------------------------------------
 1                                     1/25/2006        6.354            6.354
 2                                     2/25/2006        5.739            10.000
 3                                     3/25/2006        6.354            10.000
 4                                     4/25/2006        5.745            10.000
 5                                     5/25/2006        5.939            10.000
 6                                     6/25/2006        5.749            10.000
 7                                     7/25/2006        5.945            10.000
 8                                     8/25/2006        5.752            10.000
 9                                     9/25/2006        5.752            10.000
10                                    10/25/2006       5.948            10.000
11                                    11/25/2006       5.757            10.000
12                                    12/25/2006       5.950            10.000
13                                    1/25/2007        5.759            10.000
14                                    2/25/2007        5.759            10.000
15                                    3/25/2007        6.375            10.000
16                                    4/25/2007        5.763            10.000
17                                    5/25/2007        5.956            10.000
18                                    6/25/2007        5.777            10.000
19                                    7/25/2007        6.365            10.000
20                                    8/25/2007        7.232            10.000
21                                    9/25/2007        7.285            10.000
22                                    10/25/2007       7.514            10.000
23                                    11/25/2007       7.256            10.000
24                                    12/25/2007       7.492            10.000
25                                    1/25/2008        7.362            10.000
26                                    2/25/2008        7.506            10.000
27                                    3/25/2008        8.030            10.000
28                                    4/25/2008        7.504            10.000
29                                    5/25/2008        7.745            10.000
30                                    6/25/2008        7.501            10.000
31                                    7/25/2008        7.965            10.000
32                                    8/25/2008        7.787            10.000
33                                    9/25/2008        7.814            10.000
34                                    10/25/2008       8.063            10.000
35                                    11/25/2008       7.792            10.000
36                                    12/25/2008       8.042            10.000
37                                    1/25/2009        7.818            10.000
38                                    2/25/2009        7.818            10.000
39                                    3/25/2009        8.650            10.000
40                                    4/25/2009        7.801            10.000
41                                    5/25/2009        8.049            10.000
42                                    6/25/2009        7.782            10.000
43                                    7/25/2009        8.040            10.000
44                                    8/25/2009        7.769            10.000
45                                    9/25/2009        7.758            10.000
46                                    10/25/2009       8.004            10.000
47                                    11/25/2009       7.734            10.000
48                                    12/25/2009       7.980            10.000
49                                    1/25/2010        7.711            10.000
50                                    2/25/2010        7.699            10.000
51                                    3/25/2010        8.511            10.232
52                                    4/25/2010        7.675            10.000
53                                    5/25/2010        7.919            10.000
54                                    6/25/2010        7.652            10.000
55                                    7/25/2010        7.899            10.000
56                                    8/25/2010        7.673            10.000
57                                    9/25/2010        7.679            10.000
58                                    10/25/2010       7.922            10.000
59                                    11/25/2010       7.654            10.000
60                                    12/25/2010       7.896            10.000
61                                    1/25/2011        7.629            10.000
62                                    2/25/2011        7.616            10.000
63                                    3/25/2011        8.419            10.279
64                                    4/25/2011        7.592            10.000
65                                    5/25/2011        7.832            10.000
66                                    6/25/2011        7.567            10.000
67                                    7/25/2011        7.806            10.000
68                                    8/25/2011        7.542            10.000
69                                    9/25/2011        7.530            10.000
70                                    10/25/2011       7.768            10.000
71                                    11/25/2011       7.505            10.000
72                                    12/25/2011       7.742            10.000
73                                    1/25/2012        7.480            10.000
74                                    2/25/2012        7.468            10.000
75                                    3/25/2012        7.970            10.000
76                                    4/25/2012        7.444            10.000


1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 4.3547%, 4.6549% and 4.8491%, respectively.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 4.3547%, 4.6549% and 4.8491% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                                0%               80%            100%               150%            200%
                    PRICING SPEED     PRICING SPEED   PRICING SPEED     PRICING SPEED    PRICING SPEED
                       TO CALL          TO CALL          TO CALL           TO CALL          TO CALL
-------------------------------------------------------------------------------------------------------
CLASS A-2A
        100.00000%             11                11              11                 11              11
        WAL (YRS)           14.58              1.21            1.00               0.70            0.53
 PRINCIPAL WINDOW   Jan06 - Mar28     Jan06 - May08   Jan06 - Nov07      Jan06 - May07   Jan06 - Dec06
-------------------------------------------------------------------------------------------------------
CLASS A-2B
        100.00000%             28                28              28                 28              28
        WAL (YRS)           25.10              3.99            3.00               1.75            1.34
 PRINCIPAL WINDOW   Mar28 - Aug33     May08 - May12   Nov07 - Dec10      May07 - Apr08   Dec06 - Aug07
-------------------------------------------------------------------------------------------------------
CLASS A-2C
        100.00000%             35                35              35                 35              35
        WAL (YRS)           28.40              7.76            6.08               3.04            1.83
 PRINCIPAL WINDOW   Aug33 - Aug34     May12 - Jan14   Dec10 - Apr12      Apr08 - Oct09   Aug07 - Feb08
-------------------------------------------------------------------------------------------------------
CLASS M-1
        100.00000%             50                50              50                 50              50
        WAL (YRS)           26.53              5.31            4.42               3.80            2.36
 PRINCIPAL WINDOW   Oct28 - Aug34     Jan09 - Jan14   Mar09 - Apr12      Jul09 - Oct09   Feb08 - May08
-------------------------------------------------------------------------------------------------------
CLASS M-2
        100.00000%             64                64              64                 64              64
        WAL (YRS)           26.53              5.29            4.34               3.56            2.41
 PRINCIPAL WINDOW   Oct28 - Aug34     Jan09 - Jan14   Feb09 - Apr12      May09 - Oct09   May08 - May08
-------------------------------------------------------------------------------------------------------
CLASS M-3
        100.00000%             70                70              70                 70              70
        WAL (YRS)           26.53              5.29            4.34               3.50            2.41
 PRINCIPAL WINDOW   Oct28 - Aug34     Jan09 - Jan14   Feb09 - Apr12      Apr09 - Oct09   May08 - May08
-------------------------------------------------------------------------------------------------------
CLASS M-4
        100.00000%             85                85              85                 85              85
        WAL (YRS)           26.53              5.29            4.34               3.44            2.41
 PRINCIPAL WINDOW   Oct28 - Aug34     Jan09 - Jan14   Feb09 - Apr12      Apr09 - Oct09   May08 - May08
-------------------------------------------------------------------------------------------------------
CLASS M-5
         99.42574%            139               148             150                153             160
        WAL (YRS)           26.53              5.29            4.33               3.41            2.41
 PRINCIPAL WINDOW   Oct28 - Aug34     Jan09 - Jan14   Jan09 - Apr12      Mar09 - Oct09   May08 - May08
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                                0%               80%            100%               150%            200%
                    PRICING SPEED     PRICING SPEED   PRICING SPEED     PRICING SPEED    PRICING SPEED
                       TO CALL          TO CALL          TO CALL           TO CALL          TO CALL
-------------------------------------------------------------------------------------------------------
CLASS M-6
         98.30649%            148               173             180                190             210
        WAL (YRS)           26.51              5.26            4.28               3.36            2.41
 PRINCIPAL WINDOW   Oct28 - Aug34     Jan09 - Jan14   Jan09 - Apr12      Mar09 - Oct09   May08 - May08
-------------------------------------------------------------------------------------------------------
CLASS B-1
         95.15825%            172               249             270                302             354
        WAL (YRS)           26.44              5.07            4.13               3.22            2.41
 PRINCIPAL WINDOW   Oct28 - May34     Jan09 - Jul13   Jan09 - Nov11      Feb09 - Jul09   May08 - May08
-------------------------------------------------------------------------------------------------------
CLASS B-2
         82.36767%            348               672             760                868            1056
        WAL (YRS)           26.26              4.72            3.86               3.14            2.41
 PRINCIPAL WINDOW   Oct28 - Jan34     Jan09 - Jul12   Jan09 - Feb11      Jan09 - Feb09   May08 - May08
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                0%               80%            100%               150%            200%
                    PRICING SPEED     PRICING SPEED   PRICING SPEED     PRICING SPEED    PRICING SPEED
                      TO MATURITY     TO MATURITY       TO MATURITY      TO MATURITY      TO MATURITY
-------------------------------------------------------------------------------------------------------
CLASS A-2A
        100.00000%             11                11              11                 11              11
        WAL (YRS)           14.58              1.21            1.00               0.70            0.53
 PRINCIPAL WINDOW   Jan06 - Mar28     Jan06 - May08   Jan06 - Nov07      Jan06 - May07   Jan06 - Dec06
-------------------------------------------------------------------------------------------------------
CLASS A-2B
        100.00000%             28                28              28                 28              28
        WAL (YRS)           25.10              3.99            3.00               1.75            1.34
 PRINCIPAL WINDOW   Mar28 - Aug33     May08 - May12   Nov07 - Dec10      May07 - Apr08   Dec06 - Aug07
-------------------------------------------------------------------------------------------------------
CLASS A-2C
        100.00000%             35                41              42                 44              35
        WAL (YRS)           28.64             10.16            8.08               4.28            1.83
 PRINCIPAL WINDOW   Aug33 - Jul35     May12 - Mar25   Dec10 - Sep21      Apr08 - Mar16   Aug07 - Feb08
-------------------------------------------------------------------------------------------------------
CLASS M-1
        100.00000%             50                52              52                 53              55
        WAL (YRS)           26.62              5.83            4.84               4.49            3.01
 PRINCIPAL WINDOW   Oct28 - Jun35     Jan09 - Feb20   Mar09 - Mar17      Jul09 - Jan13   Feb08 - Mar13
-------------------------------------------------------------------------------------------------------
CLASS M-2
        100.00000%             64                65              66                 65              79
        WAL (YRS)           26.60              5.64            4.62               3.73            4.74
 PRINCIPAL WINDOW   Oct28 - Feb35     Jan09 - Oct16   Feb09 - Jun14      May09 - Mar11   Apr10 - Mar11
-------------------------------------------------------------------------------------------------------
CLASS M-3
        100.00000%             70                71              71                 71              84
        WAL (YRS)           26.59              5.56            4.55               3.63            4.20
 PRINCIPAL WINDOW   Oct28 - Jan35     Jan09 - Dec15   Feb09 - Oct13      Apr09 - Sep10   Jan10 - Apr10
-------------------------------------------------------------------------------------------------------
CLASS M-4
        100.00000%             85                86              86                 86             101
        WAL (YRS)           26.58              5.49            4.49               3.54            3.95
 PRINCIPAL WINDOW   Oct28 - Dec34     Jan09 - Jun15   Feb09 - May13      Apr09 - Jul10   Oct09 - Jan10
-------------------------------------------------------------------------------------------------------
CLASS M-5
         99.42574%            139               148             151                154             174
        WAL (YRS)           26.55              5.40            4.41               3.46            3.74
 PRINCIPAL WINDOW   Oct28 - Oct34     Jan09 - Nov14   Jan09 - Dec12      Mar09 - Mar10   Aug09 - Oct09
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                0%               80%            100%               150%            200%
                    PRICING SPEED     PRICING SPEED   PRICING SPEED     PRICING SPEED    PRICING SPEED
                      TO MATURITY     TO MATURITY       TO MATURITY      TO MATURITY      TO MATURITY
-------------------------------------------------------------------------------------------------------
CLASS M-6
         98.30649%            148               173             180                190             208
        WAL (YRS)           26.51              5.26            4.29               3.37            3.55
 PRINCIPAL WINDOW   Oct28 - Aug34     Jan09 - Apr14   Jan09 - Jun12      Mar09 - Nov09   Jun09 - Aug09
-------------------------------------------------------------------------------------------------------
CLASS B-1
         95.15825%            172               249             270                302             313
        WAL (YRS)           26.44              5.07            4.13               3.22            3.39
 PRINCIPAL WINDOW   Oct28 - May34     Jan09 - Jul13   Jan09 - Nov11      Feb09 - Jul09   Apr09 - Jun09
-------------------------------------------------------------------------------------------------------
CLASS B-2
         82.36767%            348               672             760                868             871
        WAL (YRS)           26.26              4.72            3.86               3.14            3.26
 PRINCIPAL WINDOW   Oct28 - Jan34     Jan09 - Jul12   Jan09 - Feb11      Jan09 - Feb09   Feb09 - Apr09
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

Breakeven CDR Table

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class first incurs a writedown. Calculations are run both static LIBOR (1ML=4.3547%, 6ML=4.6549%, and 1YL=4.8491%) and to maturity at forward LIBOR (shown in the graph below), and at varying loss severity percentages. Other assumptions include: (1) prepayment speed is 100% of the Pricing Speed, (2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

                                              Forward LIBOR
                                              -------------
                                 25% Loss       35% Loss     45% Loss
                                 Severity       Severity     Severity
                                 --------       --------     --------
Class M-1      CDR Break          14.285%         9.991%       7.681%
               Cum Loss             7.72%          8.15%        8.42%
Class M-2      CDR Break          12.124%         8.571%       6.626%
               Cum Loss             6.80%          7.18%        7.42%
Class M-3      CDR Break          11.182%         7.939%       6.153%
               Cum Loss             6.38%          6.74%        6.95%
Class M-4      CDR Break          10.248%         7.313%       5.686%
               Cum Loss             5.95%          6.28%        6.49%
Class M-5      CDR Break           9.373%         6.737%       5.261%
               Cum Loss             5.53%          5.85%        6.06%
Class M-6      CDR Break           8.730%         6.322%       4.954%
               Cum Loss             5.21%          5.54%        5.74%
Class B-1      CDR Break           8.122%         5.912%       4.647%
               Cum Loss             4.90%          5.22%        5.42%
Class B-2      CDR Break           7.515%         5.495%       4.332%
               Cum Loss             4.59%          4.90%        5.08%


                          (FORWARD CURVES LINE CHART)


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                                  Excess Spread

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML=4.3547%, 6ML=4.6549%, and 1YL=4.8491%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

                        Excess Spread in bps           Excess Spread in bps
       Period                (Static LIBOR)              (Forward LIBOR)
       ------                --------------              ---------------
     Avg yr1*                       129                          88
     Avg yr2                        197                         154
     Avg yr3                        321                         282
     Avg yr4                        335                         298
     Avg yr5                        325                         285

*Year 1 average is calculated from period 2 to period 12.

               Excess                                         Excess             Excess                                     Excess
             Spread in                                       Spread in          Spread in                                  Spread in
                  bps       1 Month     6 Month      1 Year      bps               bps      1 Month   6 Month     1 Year      bps
               (Static      Forward     Forward     Forward   (Forward          (Static     Forward   Forward     Forward   (Forward
Period         LIBOR)        LIBOR        LIBOR      LIBOR     LIBOR)   Period   LIBOR)       LIBOR    LIBOR        LIBOR    LIBOR)
------         ------        -----        -----      -----     ------   ------   ------       -----    -----        -----    ------
    1             **        4.3547%      4.6549%    4.8491%      **       39       407      4.8808%    4.9394%    5.0215%      372
    2             114       4.4570%      4.7411%    4.8845%      104      40       320      4.8852%    4.9439%    5.0278%      283
    3             176       4.5643%      4.8242%    4.9124%      155      41       346      4.8876%    4.9457%    5.0351%      309
    4             116       4.6715%      4.8767%    4.9285%      84       42       319      4.8908%    4.9486%    5.0417%      281
    5             136       4.8041%      4.9156%    4.9374%      91       43       346      4.8936%    4.9585%    5.0496%      309
    6             117       4.8190%      4.9349%    4.9357%      71       44       318      4.8963%    4.9684%    5.0557%      282
    7             137       4.8578%      4.9264%    4.9323%      87       45       317      4.8996%    4.9786%    5.0626%      281
    8             118       4.9120%      4.9086%    4.9265%      63       46       342      4.9011%    4.9891%    5.0700%      306
    9             118       4.8913%      4.8810%    4.9158%      65       47       314      4.9036%    4.9993%    5.0766%      277
    10            137       4.9069%      4.8609%    4.9086%      83       48       339      4.9456%    5.0096%    5.0834%      298
    11            118       4.9139%      4.8384%    4.9001%      63       49       312      4.9544%    5.0144%    5.0877%      270
    12            137       4.7650%      4.8144%    4.8910%      97       50       310      4.9577%    5.0170%    5.0912%      270
    13            118       4.7533%      4.8176%    4.8954%      79       51       393      4.9599%    5.0201%    5.0955%      355
    14            118       4.7602%      4.8238%    4.9026%      78       52       309      4.9639%    5.0244%    5.0986%      268
    15            180       4.7657%      4.8307%    4.9079%      139      53       334      4.9667%    5.0264%    5.1012%      293
    16            118       4.7729%      4.8372%    4.9137%      77       54       307      4.9707%    5.0295%    5.1043%      265
    17            137       4.7797%      4.8430%    4.9204%      95       55       333      4.9726%    5.0331%    5.1076%      292
    18            119       4.7858%      4.8496%    4.9254%      77       56       310      4.9754%    5.0370%    5.1103%      271
    19            178       4.7911%      4.8546%    4.9306%      135      57       312      4.9784%    5.0417%    5.1132%      272
    20            266       4.7977%      4.8614%    4.9367%      223      58       337      4.9802%    5.0439%    5.1161%      298
    21            271       4.8032%      4.8663%    4.9412%      228      59       310      4.9827%    5.0473%    5.1186%      270
    22            295       4.8083%      4.8707%    4.9462%      250      60       336      4.9921%    5.0505%    5.1220%      295
    23            268       4.8145%      4.8770%    4.9517%      223      61       309      4.9954%    5.0531%    5.1276%      268
    24            292       4.8192%      4.8810%    4.9559%      247      62       309      4.9983%    5.0546%    5.1343%      268
    25            279       4.8253%      4.8860%    4.9602%      233      63       392      4.9986%    5.0570%    5.1416%      353
    26            294       4.8298%      4.8908%    4.9650%      255      64       308      5.0015%    5.0593%    5.1483%      266
    27            348       4.8336%      4.8951%    4.9691%      310      65       333      5.0029%    5.0604%    5.1547%      292
    28            294       4.8397%      4.9002%    4.9726%      255      66       307      5.0053%    5.0630%    5.1623%      264
    29            319       4.8434%      4.9044%    4.9770%      280      67       332      5.0062%    5.0720%    5.1683%      291
    30            294       4.8479%      4.9087%    4.9805%      254      68       306      5.0080%    5.0834%    5.1747%      264
    31            342       4.8527%      4.9124%    4.9843%      305      69       305      5.0094%    5.0955%    5.1819%      264
    32            324       4.8566%      4.9169%    4.9881%      287      70       331      5.0104%    5.1055%    5.1882%      290
    33            327       4.8605%      4.9204%    4.9914%      290      71       305      5.0126%    5.1174%    5.1947%      263
    34            353       4.8648%      4.9230%    4.9956%      316      72       330      5.0670%    5.1296%    5.2018%      283
    35            325       4.8684%      4.9271%    4.9982%      287      73       304      5.0731%    5.1323%    5.2067%      257
    36            351       4.8714%      4.9299%    5.0012%      314      74       304      5.0754%    5.1336%    5.2129%      258
    37            328       4.8752%      4.9335%    5.0085%      291      75       357      5.0762%    5.1352%    5.2172%      313
    38            321       4.8787%      4.9367%    5.0145%      284      76       ***      5.0785%    5.1374%    5.2214%      ***


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.